UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period:	October 1, 2016 — September 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Master Intermediate Income Trust

Annual report
9 | 30 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PIM

Putnam
Master Intermediate
Income Trust

Annual report
9 | 30 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

November 16, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we approach the closing weeks of the year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

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Diversified holdings across a wide range of security types and market sectors

Allocations are shown as a percentage of the fund’s net assets as of 9/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

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Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/17. See above and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 13–14.

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Bill Kohli is Chief Investment Officer, Fixed Income. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Robert L. Davis, CFA; Brett S. Kozlowski, CFA; Michael V. Salm; and Paul D. Scanlon, CFA.

Bill, what was the fund’s investment environment like during the reporting period?

Overall, it was a generally supportive environment for riskier assets. Volatility was low except for a short-lived spike in mid-May, when investors grew more concerned that the Trump administration may continue to struggle to advance its pro-business political agenda.

Looking first at the economic backdrop, the U.S. economy posted solid growth in the second half of 2016, then registered lower-than-expected results in the first quarter of 2017. Growth rebounded in 2017’s second quarter, repeating a pattern we’ve seen over the past two years: weak growth in the winter followed by stronger growth in the spring and summer.

Second-quarter 2017 U.S. gross domestic product [GDP] was revised upward to an annual rate of 3.1% — the strongest reading since the first quarter of 2015. Despite economic disruption in Texas and Florida caused by Hurricanes Harvey and Irma, the unemployment rate dropped to 4.2% in September 2017, a level not seen since early 2001.

Overseas, the 19-country eurozone economy grew at its fastest pace since 2015. First-quarter 2017 GDP grew at an annualized rate of 2.3% and second-quarter GDP came in at 2.6% annualized. The eurozone’s strength has been one of the positive surprises for the global economy in 2017, as it outpaced the United States in the first quarter and accelerated further in the three months ended June 30, 2017.

Turning to interest rates, the yield on the 10-year U.S. Treasury spiked in November and

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Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 9/30/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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December 2016, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the decision by the Federal Reserve to raise policy interest rates. Longer-term yields declined slightly in the first half of 2017, even though the Fed raised rates in June for the third time in as many quarters. Investors generally seemed to have accepted the reality that changes to tax, health-care, and fiscal policies would take time to develop and implement.

At its mid-September 2017 policy meeting, the Fed left the target for short-term interest rates unchanged at a range of 1% to 1.25%. However, the 10-year Treasury yield moved higher, as the central bank indicated that it still saw the potential for raising rates once more this year and three times in 2018. The board also announced that in October 2017 it would begin to shrink its massive portfolio of Treasuries and agency mortgage-backed securities [MBS] that it accumulated after the 2008 financial crisis.

After reaching a 14-year high in early January, the U.S. dollar declined by about 10% before modestly rebounding in September 2017. The currency’s dramatic slide this year — driven by investor concerns about the U.S. economic and political outlook — confounded a broad consensus that the dollar would strengthen heading into 2017. Now, signs that the Fed is likely to maintain a steady pace of rate increases, along with Republicans introducing plans for a tax overhaul, are leading investors to reevaluate positions built up against the dollar in recent months.

Within this environment, high-yield corporate credit was one of the best-performing asset classes. Credit spreads tightened substantially during a period characterized by robust demand for higher-yielding securities, supportive corporate fundamentals, and low defaults.

The fund handily outpaced its benchmark over the 12-month period. What factors bolstered its relative performance?

With respect to relative performance, I think it’s important to point out that the fund’s benchmark comprises a mix of U.S. Treasury, government-agency, and investment-grade corporate securities. Treasuries and other government securities were hampered by rising interest rates and favorable sentiment toward riskier assets during the period. Meanwhile, the fund’s out-of-benchmark credit holdings performed well and fueled its strong performance. In fact, all of the fund’s major strategy segments contributed to results this period — there were no detractors on an absolute basis.

Looking at individual strategies, our positions in high-yield corporate bonds were the biggest contributors to the fund’s relative performance, driven by the factors summarized above.

Mortgage credit was another bright spot in the fund’s portfolio, led by our holdings of non-agency residential mortgage-backed securities [RMBS]. Within RMBS, positions in agency credit risk-transfer [CRT] securities performed well, as a combination of relatively high yields, high-quality collateral, and rising prices for residential real estate continued to attract investors to this growing market. Furthermore, an increasing number of institutional investment managers have embraced CRT as an easier way to access the mortgage market. Positions in pay-option adjustable-rate mortgage-backed securities provided a further boost within the fund’s RMBS allocation. These securities benefited from a generally favorable risk environment, as well as the fact that there was no new supply of these bonds coming to market.

Early in the period, our positions in mezzanine commercial mortgage-backed securities [CMBS] that were issued before the 2008 financial crisis performed particularly well. However, gains from the sector were pared in February when headlines concerning retail store closures prompted some investors to express a bearish view on certain parts of the CMBS market. Although we agree that retailers face challenges amid evolving shopper preferences and a shift from traditional brick-and-mortar to online commerce, we believe the CMBS held by the fund have enough credit protection to withstand the changes that are occurring in retail.

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Which other holdings or strategies contributed this period?

Outside the United States, investments in emerging-market [EM] debt also notably helped performance. From a country perspective, positions in Argentina, Brazil, Russia, Mexico, and Indonesia delivered the best results. In general, relatively stable oil prices aided our EM holdings, as did persistent investor demand for high-yielding securities. Argentine bonds also benefited from a primary vote ahead of congressional elections in October that gave a boost to the market-friendly agenda championed by the country’s president. Positions in Brazil responded positively when the country’s central bank cut its benchmark interest rate by more than investors were expecting, and also rallied when Brazil’s senate passed a labor reform bill in July.

Our interest-rate and yield-curve positioning in the United States and overseas also proved additive. Early in the period, the fund’s duration in New Zealand was below zero, meaning our strategy would benefit if bond yields rose in that country, which is what occurred. During the period’s second half, we positioned the fund for a flatter yield curve in the United States. This strategy also worked well, as short-term yields rose while intermediate- and long-term yields declined during the April-to-September period. Our investments in Greek government debt were an additional contributor. Early on, the country’s bonds rallied due to increased investor optimism that the securities might be included in the European Central Bank’s [ECB] bond purchase program. Our holdings in Greece rose again in June when the country’s creditors agreed to release the next tranche of its €86 billion [$96.5 billion] bailout.

Elsewhere, our active-currency and prepayment strategies were modest contributors for the period.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8 Master Intermediate Income Trust

interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool, and to help manage the portfolio’s sector exposure, as well as its inflation risk. We employed credit default swaps to hedge the fund’s credit and market risks, and to gain exposure to specific sectors and securities. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months?

The Fed stopped adding to its portfolio of U.S. Treasuries and MBS three years ago, but it has been reinvesting the proceeds of maturing bonds to maintain the size of its balance sheet. These reinvestments have helped keep a lid on long-term interest rates, and letting securities mature without reinvesting could put upward pressure on rates, in our view. We expect that the Fed will reduce its holdings in a gradual and predictable manner in an effort to avoid interest-rate spikes or other market strains. As a result, we think the incremental nature of the plan suggests that rate volatility may be limited, at least initially.

Turning to bond yields, we think yields are too low given generally favorable global economic conditions. Although we don’t believe yields are likely to rise significantly this year, partly due to strong global demand for U.S. bonds, we do think they’ll be higher by the end of 2018. There are a lot of unknowns: potentially significant changes to the Fed’s Board of Governors in 2018; the timing of when the ECB will begin to taper its bond-purchase program; tax reform in the United States; tighter monetary policy in other countries, such as Canada and the United Kingdom; and the ongoing potential

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Master Intermediate Income Trust 9

for geopolitical flare-ups. So, while there are a variety of cross-currents that could impact the trajectory of bond yields both in the United States and overseas, we think the overall trend will be for yields to rise next year.

Given this outlook, what market sectors do you find to be most attractive?

We think prepayment risk remains attractive because relatively tight mortgage-lending standards may continue to curb refinancing activity. We also continue to like interest-only securities structured from reverse-mortgages, believing they offer a stable prepayment profile as well as attractive spreads.

Within corporate credit, high-yield valuations are not as attractive as they were a year ago, but continue to look fair to us, in light of our positive outlook for corporate fundamentals, the U.S. economy, and default trends.

Within mortgage credit, we think CMBS could benefit from employment growth, low interest rates, and a continuation of the current economic expansion. While we expect some degree of losses related to regional malls, we’re also encouraged by the fact that many malls are attempting to repurpose their space to attract new types of tenants. We believe the non-agency RMBS market continues to be supported by an improving housing market and shrinking supply. We continue to like agency CRTs on the basis of fundamentals and underlying collateral, but have become more cautious from a valuation perspective.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

10 Master Intermediate Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2017, the end of its most recent fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 9/30/17

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year
NAV	6.27%	58.09%	4.69%	24.87%	4.54%	7.17%	2.34%	10.17%
Market price	6.31	70.96	5.51	26.04	4.74	14.87	4.73	14.32

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative index returns For periods ended 9/30/17

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Government/Credit	6.40%	52.99%	4.34%	10.97%	2.10%	8.74%	2.83%	–0.01%
Bond Index
Citigroup Non-U.S. World
Government Bond Index	5.34	30.16	2.67	–5.26	–1.07	1.42	0.47	–3.14
JPMorgan Global High
Yield Index*	—	116.32	8.02	37.18	6.53	19.07	5.99	9.93
Lipper Closed-end
General Bond Funds	7.25	124.09	7.85	41.13	6.92	20.68	6.38	10.98
category average†

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/17, there were 33, 29, 23, 18, and 4 funds, respectively, in this Lipper category.

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Fund price and distribution information For the 12-month period ended 9/30/17

Distributions
Number	12
Income	$0.312000
Capital gains	—
Total	$0.312000
Share value	NAV	Market price
9/30/16	$4.86	$4.42
9/30/17	5.03	4.73
Current rate (end of period)	NAV	Market price
Current dividend rate*	6.20%	6.60%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

12 Master Intermediate Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Master Intermediate Income Trust 13

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market, excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.) issues. International issues comprise both developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding share repurchase program

In September 2017, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 10, 2017, up to 10% of the fund’s common shares outstanding as of October 9, 2017.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2017, Putnam employees had approximately $509,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Master Intermediate Income Trust 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Master Intermediate Income Trust 17

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

18 Master Intermediate Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Master Intermediate Income Trust 19

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical

20 Master Intermediate Income Trust

competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper General Bond Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	4th
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 36,

Master Intermediate Income Trust 21

28 and 22 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-, three-and five-year periods ended December 31, 2016 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance was largely due to the fund’s overweight exposure to securities with a short duration in an environment of falling interest rates. The Trustees also noted Putnam Management’s view that the fund’s international term structure positioning had detracted from the fund’s performance, particularly in the second quarter of 2015 (Greek debt crisis) and June and July of 2016 (the U.K.’s vote to leave the European Union).

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through the appointment of additional portfolio managers in February 2017 and through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continues to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Master Intermediate Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Master Intermediate Income Trust 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust (the fund), including the fund’s portfolio, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 16, 2017

24 Master Intermediate Income Trust

The fund’s portfolio 9/30/17

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (50.9%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.9%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 10/1/47	$5,000,000	$5,330,469
4.00%, TBA, 10/1/47	10,000,000	10,529,688
		15,860,157
U.S. Government Agency Mortgage Obligations (45.0%)
Federal National Mortgage Association Pass-Through Certificates
5.50%, TBA, 10/1/47	3,000,000	3,319,688
4.50%, TBA, 10/1/47	7,000,000	7,512,968
4.00%, TBA, 11/1/47	5,000,000	5,255,860
4.00%, TBA, 10/1/47	14,000,000	14,738,282
3.50%, TBA, 11/1/47	44,000,000	45,277,030
3.50%, TBA, 10/1/47	44,000,000	45,357,814
		121,461,642
Total U.S. government and agency mortgage obligations (cost $137,527,658)		$137,321,799

	Principal
U.S. TREASURY OBLIGATIONS (0.0%)*	amount	Value
U.S. Treasury Notes 1.125%, 9/30/21 [i]	$117,000	$114,584
Total U.S. treasury obligations (cost $114,584)		$114,584

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)*	amount	Value
Agency collateralized mortgage obligations (21.4%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK (-4.024 x 1 Month US LIBOR) + 25.793%,
20.826%, 4/15/37	$47,416	$72,665
IFB Ser. 3072, Class SM (-3.667 x 1 Month US LIBOR) + 23.796%,
19.27%, 11/15/35	79,797	115,575
IFB Ser. 3249, Class PS (-3.3 x 1 Month US LIBOR) + 22.275%,
18.201%, 12/15/36	46,916	65,382
IFB Ser. 3852, Class SC, IO (-1 x 1 Month US LIBOR) + 6.65%,
5.416%, 4/15/40	2,893,648	411,780
Ser. 4077, Class IK, IO, 5.00%, 7/15/42	2,865,627	582,516
IFB Ser. 4678, Class MS, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.866%, 4/15/47	1,224,721	273,382
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,275,934	241,537
Ser. 4000, Class PI, IO, 4.50%, 1/15/42	707,381	120,647
Ser. 4546, Class TI, IO, 4.00%, 12/15/45	2,704,190	425,910
Ser. 4425, IO, 4.00%, 1/15/45	3,757,321	615,261
Ser. 4452, Class QI, IO, 4.00%, 11/15/44	2,418,970	483,721
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,829,276	282,007
Ser. 4062, Class DI, IO, 4.00%, 9/15/39	3,230,035	298,699
Ser. 4604, Class QI, IO, 3.50%, 7/15/46	6,522,773	1,051,218
Ser. 4580, Class ID, IO, 3.50%, 8/15/45	3,855,540	596,005
Ser. 4501, Class BI, IO, 3.50%, 10/15/43	3,389,166	458,012
Ser. 4105, Class HI, IO, 3.50%, 7/15/41	1,128,495	126,485
Ser. 304, Class C37, IO, 3.50%, 12/15/27	1,254,946	120,469
Ser. 4165, Class TI, IO, 3.00%, 12/15/42	4,763,500	472,425

Master Intermediate Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	$2,021,948	$187,030
Ser. 4210, Class PI, IO, 3.00%, 12/15/41	1,280,888	85,809
Ser. 4510, Class HI, IO, 3.00%, 3/15/40	3,953,211	308,564
FRB Ser. 57, Class 1AX, IO, 0.367%, 7/25/43 W	1,602,600	17,329
Ser. 3326, Class WF, zero %, 10/15/35 W	1,123	844
Federal National Mortgage Association
IFB Ser. 06-62, Class PS (-6 x 1 Month US LIBOR) + 39.90%,
32.477%, 7/25/36	72,626	131,880
IFB Ser. 07-53, Class SP (-3.667 x 1 Month US LIBOR) + 24.20%,
19.664%, 6/25/37	69,348	101,850
IFB Ser. 08-24, Class SP (-3.667 x 1 Month US LIBOR) + 23.283%,
18.747%, 2/25/38	60,317	81,457
IFB Ser. 05-75, Class GS (-3 x 1 Month US LIBOR) + 20.25%,
16.538%, 8/25/35	50,158	65,128
IFB Ser. 05-83, Class QP (-2.6 x 1 Month US LIBOR) + 17.394%,
14.177%, 11/25/34	80,351	97,612
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	3,141,811	746,750
Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	2,927,432	639,644
Ser. 11-59, Class BI, IO, 6.00%, 8/25/40	2,672,308	227,868
Ser. 374, Class 6, IO, 5.50%, 8/25/36	115,600	22,297
IFB Ser. 12-36, Class SN, IO (-1 x 1 Month US LIBOR) + 6.45%,
5.213%, 4/25/42	1,477,366	259,660
IFB Ser. 10-35, Class SG, IO (-1 x 1 Month US LIBOR) + 6.40%,
5.163%, 4/25/40	978,582	190,824
Ser. 378, Class 19, IO, 5.00%, 6/25/35	345,504	64,118
IFB Ser. 13-18, Class SB, IO (-1 x 1 Month US LIBOR) + 6.15%,
4.913%, 10/25/41	1,112,316	124,742
IFB Ser. 11-101, Class SA, IO (-1 x 1 Month US LIBOR) + 5.90%,
4.663%, 10/25/41	3,531,266	534,104
Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	534,393	124,275
Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	3,301,432	367,512
Ser. 366, Class 22, IO, 4.50%, 10/25/35	51,279	1,866
Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	2,064,775	325,202
Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	1,962,450	320,017
Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	2,193,637	335,837
Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	1,455,310	229,837
Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	1,123,059	162,712
Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	1,130,536	177,884
Ser. 16-102, Class JI, IO, 3.50%, 2/25/46	2,951,732	438,385
Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	1,906,511	129,263
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,826,830	141,356
Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	1,617,615	156,155
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	1,592,292	100,904
Ser. 16-97, Class KI, IO, 3.00%, 6/25/40	4,220,287	515,996
Ser. 99-51, Class N, PO, zero %, 9/17/29	9,395	7,986
Government National Mortgage Association
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	1,246,893	258,194
Ser. 16-42, IO, 5.00%, 2/20/46	3,416,007	678,077
Ser. 16-168, Class AI, IO, 5.00%, 7/20/45	1,782,706	169,357

26 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	$979,139	$199,147
Ser. 14-76, IO, 5.00%, 5/20/44	1,357,075	262,988
Ser. 15-187, Class KI, IO, 5.00%, 6/20/43	3,324,842	312,349
Ser. 13-22, Class IE, IO, 5.00%, 2/20/43	2,108,424	437,108
Ser. 13-22, Class OI, IO, 5.00%, 1/20/43	1,880,187	395,633
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	989,814	208,343
Ser. 13-6, Class IC, IO, 5.00%, 1/20/43	856,107	177,043
Ser. 12-146, IO, 5.00%, 12/20/42	858,298	179,642
Ser. 13-6, Class CI, IO, 5.00%, 12/20/42	622,226	114,166
Ser. 13-130, Class IB, IO, 5.00%, 12/20/40	401,567	25,014
Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	118,803	8,867
Ser. 11-41, Class BI, IO, 5.00%, 5/20/40	264,973	18,811
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	295,728	61,785
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	924,428	193,039
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	4,142,758	912,741
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	2,143,593	450,733
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	751,014	163,950
IFB Ser. 13-129, Class SN, IO (-1 x 1 Month US LIBOR) + 6.15%,
4.914%, 9/20/43	722,844	112,489
IFB Ser. 14-20, Class SQ, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.864%, 7/20/43	2,785,115	422,989
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	1,608,947	321,789
Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	4,793,172	674,399
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	1,188,800	263,581
Ser. 14-147, Class IJ, IO, 4.50%, 2/20/44	1,835,467	269,373
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	1,932,223	384,029
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	2,655,757	430,631
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	1,835,433	349,153
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	481,322	76,713
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	1,662,235	326,741
Ser. 11-140, Class BI, IO, 4.50%, 12/20/40	88,226	6,701
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	104,599	13,304
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,775,862	347,234
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	3,114,506	614,274
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,650,307	311,396
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,859,840	355,497
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,145,171	217,896
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	891,264	204,991
Ser. 10-168, Class PI, IO, 4.50%, 11/20/39	346,113	31,894
Ser. 10-158, Class IP, IO, 4.50%, 6/20/39	1,012,418	72,054
Ser. 10-98, Class PI, IO, 4.50%, 10/20/37	45,570	206
IFB Ser. 14-119, Class SA, IO (-1 x 1 Month US LIBOR) + 5.60%,
4.364%, 8/20/44	3,390,243	525,488
Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	2,464,797	323,505
Ser. 16-29, IO, 4.00%, 2/16/46	1,554,483	291,466
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	4,904,703	823,451
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,335,955	497,096
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	3,097,739	511,561

Master Intermediate Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-40, IO, 4.00%, 3/20/45	$2,523,870	$525,904
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	3,041,450	505,276
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	5,084,617	832,606
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	972,819	169,365
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	4,350,656	565,411
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	879,833	151,199
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	754,838	133,891
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	2,577,370	506,170
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,878,033	321,920
Ser. 16-48, Class MI, IO, 3.50%, 4/16/46	2,026,390	336,215
Ser. 15-95, Class PI, IO, 3.50%, 7/20/45	2,754,976	396,028
Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	2,544,640	331,796
Ser. 13-76, IO, 3.50%, 5/20/43	3,122,565	469,977
Ser. 13-28, IO, 3.50%, 2/20/43	974,436	128,313
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	1,497,480	227,782
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	2,079,159	319,587
Ser. 13-14, IO, 3.50%, 12/20/42	5,182,271	706,914
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,540,817	235,221
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	2,041,783	412,205
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	2,418,677	490,273
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	1,256,690	266,964
Ser. 15-62, Class IL, IO, 3.50%, 2/16/42	3,666,612	472,223
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	4,035,504	534,099
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	2,283,074	200,826
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	2,151,331	254,079
Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	6,581,098	669,678
Ser. 16-H18, Class QI, IO, 2.376%, 6/20/66 W	3,432,105	448,919
Ser. 16-H23, Class NI, IO, 2.337%, 10/20/66 W	12,066,683	1,559,015
Ser. 17-H02, Class BI, IO, 2.336%, 1/20/67 W	3,056,219	422,156
Ser. 17-H06, Class BI, IO, 2.313%, 2/20/67 W	4,976,336	651,402
Ser. 17-H16, Class FI, IO, 2.29%, 8/20/67 W	3,717,889	467,060
Ser. 16-H17, Class KI, IO, 2.281%, 7/20/66 W	3,370,740	391,849
Ser. 15-H15, Class BI, IO, 2.253%, 6/20/65 W	2,994,321	345,904
Ser. 17-H16, Class JI, IO, 2.246%, 8/20/67 W	9,179,396	1,239,218
Ser. 16-H16, Class EI, IO, 2.237%, 6/20/66 W	4,824,382	582,785
Ser. 17-H08, Class NI, IO, 2.218%, 3/20/67 W	6,535,373	822,803
Ser. 15-H20, Class CI, IO, 2.21%, 8/20/65 W	5,041,637	596,315
Ser. 15-H10, Class BI, IO, 2.116%, 4/20/65 W	3,074,373	336,844
Ser. 15-H24, Class AI, IO, 2.106%, 9/20/65 W	4,480,999	458,406
Ser. 17-H12, Class QI, IO, 2.056%, 5/20/67 W	4,355,120	579,231
Ser. 16-H09, Class BI, IO, 2.041%, 4/20/66 W	6,058,229	668,774
Ser. 16-H03, Class DI, IO, 2.024%, 12/20/65 W	4,853,105	470,145
Ser. 17-H19, Class MI, IO, 2.007%, 4/20/67 W	2,342,000	285,490
Ser. 16-H06, Class DI, IO, 1.929%, 7/20/65	6,451,453	599,985
Ser. 16-H03, Class AI, IO, 1.928%, 1/20/66 W	4,471,009	455,484
Ser. 17-H11, Class DI, IO, 1.86%, 5/20/67 W	4,272,041	499,295
Ser. 15-H25, Class EI, IO, 1.846%, 10/20/65 W	4,117,351	384,149
Ser. 15-H20, Class AI, IO, 1.824%, 8/20/65 W	4,285,000	406,218

28 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
FRB Ser. 15-H08, Class CI, IO, 1.788%, 3/20/65 W	$2,574,002	$249,956
Ser. 17-H09, IO, 1.778%, 4/20/67 W	5,876,703	669,944
Ser. 15-H23, Class BI, IO, 1.726%, 9/20/65 W	4,725,695	418,697
Ser. 16-H10, Class AI, IO, 1.718%, 4/20/66 W	11,187,560	920,736
Ser. 16-H02, Class HI, IO, 1.718%, 1/20/66 W	5,901,847	563,626
Ser. 17-H16, Class IH, IO, 1.695%, 7/20/67 W	6,480,834	671,525
Ser. 16-H24, Class CI, IO, 1.695%, 10/20/66 W	3,308,145	306,586
Ser. 13-H08, Class CI, IO, 1.676%, 2/20/63 W	4,922,098	315,506
Ser. 16-H14, IO, 1.67%, 6/20/66 W	4,839,221	401,655
Ser. 17-H16, Class IG, IO, 1.665%, 7/20/67 W	8,863,487	842,031
Ser. 16-H06, Class CI, IO, 1.593%, 2/20/66 W	6,018,446	466,430
Ser. 14-H21, Class BI, IO, 1.543%, 10/20/64 W	6,654,408	487,768
Ser. 15-H26, Class CI, IO, 0.534%, 8/20/65 W	13,525,335	221,816
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,508	2,116
		57,617,042
Commercial mortgage-backed securities (12.3%)
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.252%, 2/10/51 W	28,218,650	1,671
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	1,322,000	1,294,517
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	441,000	436,934
Ser. 05-PWR7, Class B, 5.214%, 2/11/41 W	525,194	524,668
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.286%, 3/11/39 W	612,587	478,829
FRB Ser. 06-PW14, Class XW, IO, 0.525%, 12/11/38 W	1,697,527	5,602
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W	5,111,921	49
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.945%, 12/15/47 W	409,000	412,816
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	1,025,000	920,443
Citigroup Commercial Mortgage Trust 144A FRB Ser. 13-GC11,
Class E, 4.602%, 4/10/46 W	396,000	300,954
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 6.049%, 5/15/46 W	808,882	821,033
COMM Mortgage Pass-Through Certificates 144A FRB Ser. 12-CR3,
Class E, 4.919%, 10/15/45 W	350,000	304,829
COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4.25%, 12/10/44	392,000	311,260
Ser. 13-LC13, Class E, 3.719%, 8/10/46 W	574,000	386,019
Ser. 14-CR18, Class E, 3.60%, 7/15/47	592,000	376,145
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.867%, 12/15/39 W	2,383,691	11,918
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	631,001	646,179
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.945%, 4/15/50 W	1,090,000	955,114
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.56%, 6/10/48 W	2,193,373	2,223,707

Master Intermediate Income Trust 29

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	$47,860	$48,556
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 04-C3, Class X1, IO, 1.109%, 12/10/41 W	3,736,168	55,436
GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class E, 4.41%, 2/10/46 W	583,000	456,232
FRB Ser. 05-GG4, Class XC, IO, 1.594%, 7/10/39 W	416,390	42
GS Mortgage Securities Trust 144A
FRB Ser. 13-GC16, Class E, 5.505%, 11/10/46 W	662,000	531,955
FRB Ser. 14-GC18, Class D, 5.109%, 1/10/47 W	417,000	352,908
Ser. 11-GC3, Class E, 5.00%, 3/10/44 W	577,000	535,293
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.974%, 2/15/47 W	990,000	881,188
FRB Ser. 14-C19, Class D, 4.82%, 4/15/47 W	1,201,000	1,079,399
FRB Ser. C14, Class D, 4.721%, 8/15/46 W	526,000	464,357
FRB Ser. 14-C18, Class E, 4.474%, 2/15/47 W	407,000	292,744
FRB Ser. 14-C25, Class D, 4.095%, 11/15/47 W	595,000	493,907
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	1,500,000	1,054,570
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	788,000	480,428
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 07-CB20, Class AJ, 6.456%, 2/12/51 W	952	952
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.556%, 2/12/51 W	288,000	290,938
FRB Ser. 07-CB20, Class C, 6.556%, 2/12/51 W	434,000	425,320
FRB Ser. 11-C3, Class F, 5.802%, 2/15/46 W	410,000	399,081
FRB Ser. 12-C6, Class E, 5.307%, 5/15/45 W	363,000	329,374
Ser. 13-C13, Class E, 3.986%, 1/15/46 W	392,000	304,901
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	541,000	382,580
FRB Ser. 07-CB20, Class X1, IO, 0.033%, 2/12/51 W	4,548,278	1
LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41%, 6/15/31	97,569	99,030
LB-UBS Commercial Mortgage Trust FRB Ser. 06-C6, Class C,
5.482%, 9/15/39 † (In default) W	1,219,000	109,430
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6,
Class XCL, IO, 0.624%, 9/15/39 W	2,522,004	17,502
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.328%, 4/20/48 W	443,000	391,904
Merrill Lynch Mortgage Trust FRB Ser. 08-C1, Class AJ,
6.665%, 2/12/51 W	184,000	186,208
Merrill Lynch Mortgage Trust 144A FRB Ser. 08-C1, Class D,
6.665%, 2/12/51 W	304,000	305,216
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 9.321%, 1/15/37 W	17,838	624
FRB Ser. 07-C5, Class X, IO, 6.171%, 12/15/49 W	412,519	14,438
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class D, 5.056%, 4/15/47 W	1,142,000	1,055,477
Ser. 14-C17, Class D, 4.854%, 8/15/47 W	1,323,000	1,121,868
FRB Ser. 13-C11, Class F, 4.515%, 8/15/46 W	496,000	357,986
FRB Ser. 13-C10, Class D, 4.219%, 7/15/46 W	654,000	595,208
FRB Ser. 13-C10, Class E, 4.219%, 7/15/46 W	1,064,000	857,977

30 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class E, 3.50%, 8/15/47	$723,000	$466,137
Ser. 15-C24, Class D, 3.257%, 5/15/48	484,000	351,546
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	1,102,000	228,180
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	700,000	665,037
Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class D, 6.498%, 1/11/43 W	600,000	598,200
FRB Ser. 08-T29, Class F, 6.498%, 1/11/43 W	369,000	353,687
FRB Ser. 04-RR, Class F7, 6.00%, 4/28/39 W	393,428	390,225
STRIPS CDO 144A Ser. 03-1A, Class N, IO, 5.00%, 3/24/18
(Cayman Islands) W	193,000	3,262
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	572,731	40,091
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F,
5.00%, 5/10/63 W	622,000	408,997
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.23%, 6/15/45 W	939,420	704,565
FRB Ser. 07-C34, IO, 0.328%, 5/15/46 W	3,725,796	7,452
Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.78%, 10/15/45 W	262,000	214,412
FRB Ser. 13-LC12, Class D, 4.43%, 7/15/46 W	188,000	175,409
Ser. 14-LC16, Class D, 3.938%, 8/15/50	956,000	767,313
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 14-C19, Class E, 5.137%, 3/15/47 W	946,000	694,444
Ser. 12-C6, Class E, 5.00%, 4/15/45 W	534,000	440,253
Ser. 12-C7, Class F, 4.50%, 6/15/45 W	2,524,000	1,866,700
Ser. 13-C12, Class E, 3.50%, 3/15/48	510,000	374,447
		33,136,074
Residential mortgage-backed securities (non-agency) (12.2%)
BCAP, LLC Trust 144A
FRB Ser. 11-RR3, Class 3A6, 3.194%, 11/27/36 W	1,168,121	922,816
FRB Ser. 12-RR5, Class 4A8, 1 Month US LIBOR + 0.17%,
1.404%, 6/26/35	108,740	107,156
Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 1 Month US LIBOR +
2.925%, 4.162%, 4/25/34	291,421	292,816
Bear Stearns Asset Backed Securities I Trust FRB Ser. 04-FR3,
Class M6, 1 Month US LIBOR + 3.25%, 6.112%, 9/25/34	43,061	18,704
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 1 Month
US LIBOR + 4.30%, 5.537%, 7/25/25 (Bermuda)	327,587	334,247
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
1 Month US LIBOR + 0.35%, 1.587%, 3/25/37	1,330,254	1,110,682
Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A1, 1 Month US LIBOR + 1.50%,
2.389%, 9/25/35	408,862	400,857
FRB Ser. 06-OA7, Class 1A1, 2.383%, 6/25/46 W	490,082	441,074
FRB Ser. 06-OA10, Class 1A1, 1 Month US LIBOR + 0.96%,
1.849%, 8/25/46	254,998	216,849
FRB Ser. 06-OA7, Class 1A2, 1 Month US LIBOR + 0.94%,
1.829%, 6/25/46	691,452	594,649

Master Intermediate Income Trust 31

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, 1 Month US LIBOR + 0.35%,
1.587%, 9/25/35	$967,281	$904,732
FRB Ser. 05-59, Class 1A1, 1 Month US LIBOR + 0.33%,
1.566%, 11/20/35	528,970	497,803
FRB Ser. 06-OA10, Class 3A1, 1 Month US LIBOR + 0.19%,
1.427%, 8/25/46	256,848	207,405
FRB Ser. 06-OA10, Class 4A1, 1 Month US LIBOR + 0.19%,
1.427%, 8/25/46	3,610,910	3,033,164
FRB Ser. 07-OA8, Class 2A1, 1 Month US LIBOR + 0.18%,
1.417%, 6/25/47	704,544	557,851
CSMC Trust 144A FRB Ser. 10-18R, Class 6A4, 3.881%, 9/28/36 W	2,000,000	1,918,850
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
1 Month US LIBOR + 11.50%, 12.737%, 1/25/25	437,930	586,532
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
1 Month US LIBOR + 10.50%, 11.737%, 10/25/28	249,814	306,597
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
1 Month US LIBOR + 10.50%, 11.737%, 5/25/28	369,240	459,733
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
1 Month US LIBOR + 10.00%, 11.237%, 7/25/28	899,641	1,066,419
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
1 Month US LIBOR + 9.35%, 10.587%, 4/25/28	663,377	795,742
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
1 Month US LIBOR + 7.55%, 8.787%, 12/25/27	589,934	657,474
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
1 Month US LIBOR + 5.15%, 6.387%, 11/25/28	490,000	561,288
Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2,
1 Month US LIBOR + 4.25%, 5.487%, 11/25/23	570,000	624,889
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
1 Month US LIBOR + 12.25%, 13.487%, 9/25/28	1,029,629	1,339,349
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
1 Month US LIBOR + 11.75%, 12.987%, 10/25/28	570,000	754,155
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
1 Month US LIBOR + 11.75%, 12.987%, 8/25/28	799,783	1,011,915
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B,
1 Month US LIBOR + 10.75%, 11.987%, 1/25/29	119,974	147,083
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B,
1 Month US LIBOR + 10.25%, 11.487%, 1/25/29	1,019,849	1,255,637
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
1 Month US LIBOR + 5.90%, 7.137%, 10/25/28	1,690,000	1,934,499
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
1 Month US LIBOR + 5.70%, 6.937%, 4/25/28	1,744,330	1,960,961
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
1 Month US LIBOR + 5.55%, 6.787%, 4/25/28	100,000	110,376
Connecticut Avenue Securities FRB Ser. 13-C01, Class M2,
1 Month US LIBOR + 5.25%, 6.487%, 10/25/23	350,000	402,548
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
1 Month US LIBOR + 5.00%, 6.237%, 7/25/25	1,069,539	1,172,040

32 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (45.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
1 Month US LIBOR + 5.00%, 6.237%, 7/25/25	$695,996	$754,834
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
1 Month US LIBOR + 4.85%, 6.087%, 10/25/29	1,140,000	1,173,075
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
1 Month US LIBOR + 4.55%, 5.787%, 2/25/25	252,660	269,457
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
1 Month US LIBOR + 4.25%, 5.487%, 4/25/29	100,000	110,093
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
1 Month US LIBOR + 4.25%, 5.487%, 1/25/29	520,000	569,664
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
1 Month US LIBOR + 4.00%, 5.237%, 5/25/25	53,900	57,408
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
1 Month US LIBOR + 4.00%, 5.237%, 5/25/25	128,679	135,869
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
1 Month US LIBOR + 3.65%, 4.887%, 9/25/29	70,000	74,048
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
1 Month US LIBOR + 3.60%, 4.837%, 1/25/30	200,000	186,273
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
1 Month US LIBOR + 2.60%, 3.837%, 5/25/24	20,000	20,832
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 1 Month
US LIBOR + 0.18%, 1.417%, 5/25/36	685,633	361,891
MortgageIT Trust FRB Ser. 05-3, Class M2, 1 Month US LIBOR +
0.795%, 2.032%, 8/25/35	191,148	168,084
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7,
Class A1BG, 1 Month US LIBOR + 0.12%, 1.357%, 8/25/36	455,319	383,242
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 3.278%, 9/25/35 W	656,351	675,771
FRB Ser. 05-AR13, Class A1C3, 1 Month US LIBOR + 0.49%,
1.727%, 10/25/45	1,088,853	1,065,513
FRB Ser. 05-AR19, Class A1C4, 1 Month US LIBOR + 0.40%,
1.637%, 12/25/45	370,464	358,702
		33,071,648
Total mortgage-backed securities (cost $124,552,818)		$123,824,764

	Principal
CORPORATE BONDS AND NOTES (34.2%)*	amount	Value
Basic materials (4.3%)
A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$115,000	$119,313
AK Steel Corp. company guaranty sr. unsec. notes
6.375%, 10/15/25	75,000	74,063
Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	246,000	268,755
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	24,000	26,010
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	40,000	40,800
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	203,500

Master Intermediate Income Trust 33

		Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.		amount	Value
Basic materials cont.
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)		$86,000	$98,900
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24		300,000	312,750
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23		228,000	242,820
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25		205,000	217,505
Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23		93,000	112,995
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24		278,000	289,815
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24		305,000	320,631
Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23		222,000	253,635
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24		80,000	84,600
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24		160,000	167,200
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		383,000	394,490
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)		490,000	520,630
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27		78,000	80,925
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25		82,000	90,815
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23		200,000	212,750
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24		339,000	333,068
Constellium NV company guaranty sr. unsec. sub. notes Ser. REGS,
7.00%, 1/15/23 (Netherlands)	EUR	100,000	125,331
Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)		$250,000	249,688
Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)		275,000	270,875
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21		99,000	102,218
CSTN Merger Sub, Inc. 144A company guaranty sr. notes
6.75%, 8/15/24		135,000	134,663
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)		200,000	204,750
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)		238,000	243,653
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)		125,000	128,438
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25		283,000	293,789
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)		150,000	163,500
Freeport-McMoRan, Inc. company guaranty sr. unsec. sub. notes
6.75%, 2/1/22 (Indonesia)		93,000	96,953
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23		281,000	317,530

34 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.	amount	Value
Basic materials cont.
Grinding Media, Inc./Moly-Cop Altasteel, Ltd. 144A sr. sub. notes
7.375%, 12/15/23	$50,000	$54,250
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	83,000	92,960
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	95,000	108,538
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	153,000	164,093
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	183,000	188,556
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	213,000	226,046
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	179,000	186,160
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	116,000	120,350
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	40,000	41,900
Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	140,000	150,612
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	164,000	165,640
NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	91,000	92,138
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	18,000	18,270
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	420,000	435,750
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	20,000	22,800
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	168,000	181,020
Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	26,000	28,340
Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	60,000	64,575
Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	45,000	49,500
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	159,000	194,576
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	236,000	251,930
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	50,000	53,500
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	20,000	20,800
Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
4.125%, 9/15/25	45,000	45,056
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	66,000	69,775
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	59,000	59,749
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	175,000	178,938
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	105,000	108,019

Master Intermediate Income Trust 35

		Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.		amount	Value
Basic materials cont.
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)		$55,000	$56,375
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24		150,000	161,625
United States Steel Corp. sr. unsec. notes 6.875%, 8/15/25		60,000	61,350
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23		138,000	144,555
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27		172,000	179,525
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25		94,000	100,580
Venator Finance SARL/Venator Materials Corp. 144A sr. unsec.
notes 5.75%, 7/15/25 (Luxembourg)		157,000	163,280
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23		55,000	53,900
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24		302,000	331,823
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23		220,000	248,050
			11,672,262
Capital goods (2.1%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24		365,000	381,425
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27		30,000	30,225
ARD Finance SA sr. notes 6.625%, 9/15/23 (Luxembourg) ‡‡	EUR	100,000	126,192
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)		$280,000	306,950
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)		112,000	117,203
Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24		255,000	265,838
Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22		105,000	109,594
Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23		67,000	70,015
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)		251,000	269,198
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20		235,000	259,088
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26		143,000	168,025
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		424,000	434,600
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22		248,000	257,300
Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24		231,000	265,361
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23		270,000	276,075
Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22		165,000	172,013
Novafives SAS sr. sub. notes Ser. REGS, 4.50%, 6/30/21 (France)	EUR	100,000	120,355
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25		$95,000	100,700

36 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.	amount	Value
Capital goods cont.
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	$249,000	$258,960
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	144,000	153,360
Tennant Co. 144A company guaranty sr. unsec. notes
5.625%, 5/1/25	30,000	31,050
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	215,000	225,750
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	17,000	17,425
TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)	410,000	434,600
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	55,000	56,650
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	109,000	111,657
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	175,000	180,688
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	53,000	53,994
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	154,000	156,695
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	235,000	247,925
		5,658,911
Communication services (4.2%)
Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)	200,000	212,000
Altice Financing SA 144A company guaranty sr. unsub. notes
7.50%, 5/15/26 (Luxembourg)	200,000	220,000
Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	280,000	296,100
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	150,000	166,313
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	198,000	203,940
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	276,000	286,005
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	249,000	263,629
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	49,000	51,377
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/27	52,000	52,715
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	360,000	374,850
CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	152,000	153,761
CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	40,000	41,738
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	245,000	249,288
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	210,000	213,675

Master Intermediate Income Trust 37

		Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.		amount	Value
Communication services cont.
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25		$261,000	$278,944
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24		310,000	313,488
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21		120,000	132,450
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23		340,000	392,275
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)		615,000	602,700
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24		132,000	138,353
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25		46,000	38,985
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22		169,000	146,608
Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24		45,000	34,313
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)		27,000	25,583
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)		6,000	6,450
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)		354,000	359,310
Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)		49,000	31,605
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)		40,000	43,300
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)		200,000	216,000
SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)		600,000	626,250
SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)		200,000	210,000
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		105,000	114,713
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18		99,000	106,343
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		883,000	1,024,280
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		290,000	322,263
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23		492,000	517,830
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		345,000	371,462
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		156,000	164,385
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27		80,000	86,224
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22		45,000	46,598
Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	295,000	378,590
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. bonds Ser. REGS, 6.25%, 1/15/29 (Germany)	EUR	321,000	428,731
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		$363,000	392,040

38 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.		amount	Value
Communication services cont.
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)		$75,000	$77,978
Virgin Media Secured Finance PLC company guaranty sr. notes
Ser. REGS, 5.125%, 1/15/25 (United Kingdom)	GBP	100,000	140,662
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	115,000	158,506
West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22		$286,000	288,860
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23		290,000	205,175
			11,206,645
Consumer cyclicals (5.5%)
AA Bond Co., Ltd. notes Ser. REGS 5.50%, 7/31/22 (Jersey)	GBP	100,000	137,999
ADT Corp. (The) company guaranty sr. unsub. notes
4.125%, 6/15/23		$54,000	54,945
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27		3,000	2,963
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26		57,000	56,216
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22		68,000	68,510
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25		155,000	152,288
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23		164,000	174,660
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22		245,000	255,486
Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21		98,000	35,280
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		150,000	160,407
Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)		235,000	240,581
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		120,000	125,496
CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24		85,000	92,863
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		50,000	53,375
CCM Merger, Inc. 144A sr. unsec. notes 6.00%, 3/15/22		53,000	54,795
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		72,000	73,890
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		25,000	25,250
Cirsa Funding Luxembourg SA company guaranty sr. unsec. notes
Ser. REGS, 5.875%, 5/15/23 (Luxembourg)	EUR	100,000	124,225
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		$84,000	83,160
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		127,000	130,810

Master Intermediate Income Trust 39

		Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.		amount	Value
Consumer cyclicals cont.
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		$365,000	$358,613
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		215,000	215,000
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		288,000	309,600
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		95,000	101,175
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		230,000	248,975
EMI Music Publishing Group North America Holdings, Inc. 144A sr.
unsec. notes 7.625%, 6/15/24		145,000	161,313
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		155,000	163,525
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		126,000	133,088
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		70,000	76,388
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		150,000	154,500
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	260,000	215,882
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)		$175,000	186,813
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		145,000	150,981
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		170,000	178,500
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		225,000	229,500
iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		288,000	217,440
IHO Verwaltungs GmbH 144A sr. notes 4.75%, 9/15/26 (Germany) ‡‡		200,000	203,750
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		105,000	112,613
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		328,000	358,340
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		330,000	346,088
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		55,000	59,263
JC Penney Corp., Inc. 144A company guaranty sr. notes
5.875%, 7/1/23		50,000	50,500
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		174,000	169,215
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22		55,000	56,650
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24		140,000	147,350
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22		89,000	94,118
Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24		159,000	166,553
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		75,000	77,625

40 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.		amount	Value
Consumer cyclicals cont.
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23		$235,000	$245,939
Matalan Finance PLC sub. notes Ser. REGS, 6.875%, 6/1/19
(United Kingdom)	GBP	100,000	132,951
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)		$40,000	41,775
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)		105,000	107,625
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20		175,000	192,938
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21		147,000	165,375
Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21		240,000	240,900
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡		169,000	79,430
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21		95,000	49,400
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24		187,000	193,545
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)		85,000	88,506
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)		90,000	92,475
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22		110,000	113,988
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25		135,000	141,413
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24		94,000	97,995
Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24		129,000	135,703
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		110,000	114,125
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22		192,000	198,259
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26		107,000	110,611
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24		124,000	127,720
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23		60,000	46,788
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26		180,000	196,272
Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25		180,000	182,025
Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23		20,000	20,600
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21		263,000	265,301
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23		155,000	160,627
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22		480,000	531,600
Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22		241,000	255,761

Master Intermediate Income Trust 41

	Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.	amount	Value
Consumer cyclicals cont.
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	$360,000	$369,450
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	117,000	125,921
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	145,000	148,081
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	225,000	230,625
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	245,000	249,288
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	105,000	111,825
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	10,000	10,400
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	49,000	53,457
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	244,000	259,323
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	125,000	122,813
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	326,000	334,558
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	70,000	72,888
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	54,000	54,810
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	156,000	166,920
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	125,000	130,000
Univision Communications, Inc. 144A company guaranty sr. notes
5.125%, 5/15/23	220,000	224,400
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	95,000	95,831
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	255,000	257,550
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	123,000	126,998
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	101,000	101,030
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	99,000	99,349
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	125,000	127,343
		14,849,064
Consumer staples (1.7%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	55,000	56,733
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	100,000	101,500
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada) ##	75,000	76,125
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	125,000	127,813

42 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.		amount	Value
Consumer staples cont.
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)		$125,000	$125,438
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25		56,000	59,080
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25		200,000	206,000
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24		319,000	343,324
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		203,000	219,748
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		105,000	108,938
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		482,000	511,523
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		145,000	147,175
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	335,000	401,852
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		$120,000	73,200
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		235,000	239,113
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		390,000	394,388
High Ridge Brands Co. 144A company guaranty sr. unsec. notes
8.875%, 3/15/25		138,000	131,445
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		130,000	137,638
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		130,000	136,988
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		80,000	82,400
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		157,000	164,850
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		37,000	38,573
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25		86,000	88,795
Pizzaexpress Financing 2 PLC company guaranty sr. notes
Ser. REGS, 6.625%, 8/1/21 (United Kingdom)	GBP	100,000	127,128
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24		$277,000	213,983
Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21		145,000	126,513
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		153,000	148,601
			4,588,864
Energy (7.8%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24		445,000	480,600
Andeavor Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25		67,000	71,774
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23		43,000	44,828
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21		192,000	197,040

Master Intermediate Income Trust 43

	Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.	amount	Value
Energy cont.
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	$84,000	$90,090
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	93,000	58,125
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	99,000	64,350
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	334,000	359,468
Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
bonds 5.125%, 6/30/27	125,000	128,750
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	26,000	23,985
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	116,000	124,990
Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	54,000	53,460
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	122,000	123,220
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	45,000	45,450
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	498,000	480,570
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	84,000	84,210
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	98,000	101,553
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	27,000	16,200
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	117,000	114,221
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	232,000	241,860
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	65,000	66,300
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	198,000	212,850
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	259,000	215,618
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	90,000	70,088
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	45,000	45,450
FTS International, Inc. 144A company guaranty sr. sub. FRN BBA
LIBOR USD 3 Month + 7.50%, 8.82%, 6/15/20	40,000	40,650
Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9.25%, 4/23/19 (Russia)	647,000	706,966
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	217,000	227,579
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	260,000	262,275
Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	56,000	57,960

44 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.	amount	Value
Energy cont.
Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	$140,000	$141,050
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	58,000	49,735
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	88,000	76,780
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	50,000	48,813
Murphy Oil Corp. sr. unsec. unsub. notes 5.75%, 8/15/25	100,000	102,990
Murray Energy Corp. 144A notes 11.25%, 4/15/21	113,000	67,376
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	221,000	235,918
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	144,000	151,380
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	156,000	138,450
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	138,000	140,070
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	201,000	204,518
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.875%,
5/3/22 (Indonesia)	925,000	991,933
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	209,933
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	3,320,000	3,655,320
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	428,000	514,135
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	151,000	174,650
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	741,000	791,944
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	180,000	193,500
Petrobras Global Finance BV 144A company guaranty sr. unsec.
notes 5.299%, 1/27/25 (Brazil)	664,000	663,004
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela)	727,000	220,645
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	3,054,000	920,018
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
8.00%, 5/3/19 (Mexico)	1,535,000	1,673,150
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	2,171,000	2,167,309
Precision Drilling Corp. company guaranty sr. unsec. notes 7.75%,
12/15/23 (Canada)	60,000	61,275
Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	6,000	5,520
Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	247,000	256,880
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	85,000	91,808
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	84,000	81,690

Master Intermediate Income Trust 45

	Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.	amount	Value
Energy cont.
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	$9,000	$8,798
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	175,000	194,683
SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	165,000	161,700
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	58,000	59,160
SESI, LLC 144A company guaranty sr. unsec. notes 7.75%, 9/15/24	55,000	56,925
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	105,000	105,788
Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	122,000	127,490
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	20,000	2
Shelf Drilling Holdings, Ltd. 144A company guaranty notes
9.50%, 11/2/20	120,000	121,350
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	150,000	151,500
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	72,000	67,860
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	28,000	28,210
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	128,000	128,320
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	55,000	55,894
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	95,000	98,919
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.125%, 2/1/25	45,000	46,350
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	52,000	52,130
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	33,000	33,990
Weatherford International, Ltd. 144A company guaranty sr. unsec.
sub. notes 9.875%, 2/15/24	60,000	66,000
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	48,000	53,820
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	134,000	145,725
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	449,000	464,154
		21,069,042
Financials (3.6%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	336,000	346,080
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	96,000	101,500
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	489,000	530,174
Barclays PLC unsec. sub. bonds 4.836%, 5/9/28 (United Kingdom)	200,000	207,186
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	75,000	82,214
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	160,000	172,600
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	130,000	140,686
CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	56,000	58,520
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20	54,000	47,250
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	294,000	313,845

46 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.	amount	Value
Financials cont.
Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	$200,000	$242,470
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	149,000	151,235
DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	125,000	69,375
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	160,000	165,400
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	68,000	68,170
HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	205,000	213,456
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	95,000	100,225
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	95,000	99,038
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	23,000	23,735
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	215,000	221,450
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	4,000	3,913
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	15,000	16,821
Intesa Sanpaolo SpA 144A unsec. sub. notes 5.017%, 6/26/24 (Italy)	200,000	203,321
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	60,000	62,100
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	55,000	55,825
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	200,000	207,340
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. 144A sr. unsec. bonds 4.50%, 1/15/28 R	50,000	50,440
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20	80,000	81,800
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	213,000	217,260
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	77,000	79,888
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	92,000	96,025
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	170,000	178,500
Royal Bank of Scotland Group PLC unsec. sub. bonds 5.125%,
5/28/24 (United Kingdom)	100,000	106,397
Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 7.75%, 5/29/18 (Russia)	2,750,000	2,836,680
Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)	325,000	355,063
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	60,000	67,800
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	55,000	57,255
Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	239,000	250,353

Master Intermediate Income Trust 47

	Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.	amount	Value
Financials cont.
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	$190,000	$191,900
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	70,000	64,750
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	140,000	142,625
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	829,000	851,798
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	200,000	216,500
		9,748,963
Health care (2.1%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	205,000	198,081
AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	142,000	143,775
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	158,000	152,075
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	138,000	126,270
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	175,000	189,219
Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	42,000	43,575
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	130,000	135,688
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	75,000	73,688
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	355,000	278,675
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8.00%, 11/15/19	35,000	34,081
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	86,000	77,615
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	274,000	46,580
Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	30,000	23,325
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	400,000	330,000
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	165,000	134,475
Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	64,000	66,800
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	113,000	121,758
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	283,000	308,116
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	55,000	63,113
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	160,000	167,400
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	134,000	149,075
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	143,000	129,058
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	120,000	123,672

48 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.		amount	Value
Health care cont.
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25		$30,000	$29,550
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22		240,000	235,200
Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22		249,000	255,848
Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24		498,000	529,125
Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23		96,000	99,840
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20		231,000	246,179
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22		81,000	82,418
Unilabs Subholding AB company guaranty sr. unsec. notes
Ser. REGS, 5.75%, 5/15/25 (Sweden)	EUR	100,000	121,108
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25		$214,000	187,518
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23		202,000	178,518
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21		35,000	32,725
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23		85,000	74,588
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20		114,000	113,858
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24		160,000	170,814
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22		55,000	58,163
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25		75,000	78,938
			5,610,504
Technology (1.7%)
Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †		520,000	439,400
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24		901,000	995,448
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23		195,000	213,408
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23		200,000	213,560
First Data Corp. 144A notes 5.75%, 1/15/24		190,000	198,788
First Data Corp. 144A sr. notes 5.375%, 8/15/23		165,000	172,590
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24		288,000	307,325
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡		324,000	329,767
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22		228,000	236,406
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20		57,000	58,639
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R		235,000	239,700
Micron Technology, Inc. 144A sr. unsec. unsub. notes
5.25%, 1/15/24		90,000	94,725

Master Intermediate Income Trust 49

		Principal
CORPORATE BONDS AND NOTES (34.2%)* cont.		amount	Value
Technology cont.
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24		$308,000	$350,643
Techem Energy Metering Service GmbH & Co. KG 144A company
guaranty sr. unsec. sub. notes 7.875%, 10/1/20 (Germany)	EUR	200,000	241,692
Trionista TopCo GmbH 144A company guaranty sr. unsec. sub.
notes 6.875%, 4/30/21 (Germany)	EUR	265,000	324,582
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25		$175,000	177,078
			4,593,751
Transportation (0.1%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23		221,000	229,288
			229,288
Utilities and power (1.1%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25		665,000	699,081
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23		70,000	71,925
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27		112,000	114,800
AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21		135,000	153,900
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25		252,000	237,825
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26		86,000	85,570
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24		35,000	36,181
Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22		243,000	253,024
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24		146,000	151,293
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26		155,000	160,038
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25		98,000	101,430
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24		90,000	96,638
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †		142,000	103,305
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26		122,000	131,150
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27		176,000	184,360
NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21		138,000	141,968
Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22		199,000	205,219
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20		90,000	225
			2,927,932
Total corporate bonds and notes (cost $90,536,503)			$92,155,226

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (9.3%)*	amount	Value
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)	$750,000	$810,375
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)	420,000	448,875

50 Master Intermediate Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (9.3%)* cont.		amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
4/7/26 (Brazil)		$1,500,000	$1,665,000
Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%, 1/1/23
(Brazil) (Units)	BRL	3,000	999,923
Buenos Aires (Province of) unsec. FRN Argentina Deposit Rates
BADLAR + 3.83%, 24.955%, 5/31/22 (Argentina)	ARS	7,745,000	458,588
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$1,340,000	1,457,250
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		1,399,000	1,608,850
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		2,291,000	2,640,412
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 6.50%,
2/15/23 (Argentina)		180,000	189,900
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		1,067,000	1,145,030
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		105,000	126,525
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%,
1/27/25 (Dominican Republic)		725,000	766,688
Dominican (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/25/27 (Dominican Republic)		170,000	182,750
Egypt (Arab Republic of) 144A sr. unsec. notes 6.125%,
1/31/22 (Egypt)		550,000	569,250
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	1,054,000	1,230,176
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	446,000	467,098
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	3,716,744	4,023,033
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	2,427,822	2,682,069
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		$200,000	218,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		650,000	689,541
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		560,000	569,800
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		200,000	213,500
Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)		750,000	1,318,125
Turkey (Republic of) unsec. notes 11.00%, 3/2/22 (Turkey)	TRY	1,262,000	355,972
Ukraine (Government of) 144A unsec. notes 7.75%,
9/1/27 (Ukraine)		$168,000	172,301
Total foreign government and agency bonds and notes (cost $23,810,755)			$25,009,031

	Principal
SENIOR LOANS (1.6%)*c	amount	Value
Academy, Ltd. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.273%, 7/2/22	$210,780	$141,644
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.485%, 4/28/22	49,494	49,110
ASP AMC Merger Sub, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.50%, 4.833%, 4/21/24	83,592	82,417

Master Intermediate Income Trust 51

	Principal
SENIOR LOANS (1.6%)*c cont.	amount	Value
Avaya, Inc. bank term loan FRN Ser. B6, BBA LIBOR USD 3 Month +
5.50%, 6.814%, 3/31/18 (In default) †	$136,799	$114,911
Avaya, Inc. bank term loan FRN Ser. B7, BBA LIBOR USD 3 Month +
5.25%, 6.564%, 5/29/20 (In default) †	219,132	186,262
Brand Energy & Infrastructure Services, Inc. bank term loan FRN
BBA LIBOR USD 3 Month + 4.25%, 5.522%, 6/21/24	219,000	219,871
BWAY Corp. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.25%, 4.481%, 4/3/24	64,838	64,930
Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, BBA LIBOR USD 3 Month + 7.75%, 11.75%, 3/1/18
(In default) †	501,414	607,964
Capital Automotive LP bank term loan FRN BBA LIBOR USD
3 Month + 6.00%, 7.235%, 3/24/25	53,871	54,410
Casella Waste Systems, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 3.984%, 10/17/23	437,800	438,895
CCC Information Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 6.75%, 7.985%, 3/30/25	64,000	65,760
Chesapeake Energy Corp. bank term loan FRN BBA LIBOR USD
3 Month + 7.50%, 8.814%, 8/23/21	280,000	300,738
CPG International, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.75%, 5.083%, 5/3/24	36,278	36,335
Forterra Finance, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.235%, 10/25/23	99,000	83,655
FTS International, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.75%, 5.985%, 4/16/21	229,000	213,686
Gates Global, LLC/Gates Global Co. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.583%, 3/31/24	81,778	82,066
Getty Images, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.833%, 10/18/19	149,316	128,891
iHeartCommunications, Inc. bank term loan FRN Ser. D, BBA LIBOR
USD 3 Month + 6.75%, 8.083%, 1/30/19	323,000	248,064
Kronos, Inc./MA bank term loan FRN BBA LIBOR USD 3 Month
+ 8.25%, 9.561%, 11/1/24	95,000	97,779
MEG Energy Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 4.833%, 12/31/23	65,670	65,306
Navistar, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.24%, 8/7/20	162,113	163,193
Neiman Marcus Group, Ltd., Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.25%, 4.481%, 10/25/20	186,981	139,067
PetSmart, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.24%, 3/10/22	54,860	46,454
Rackspace Hosting, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.311%, 11/3/23	57,710	57,576
Revlon Consumer Products Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.735%, 9/7/23	183,150	163,977
Reynolds Group Holdings, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.235%, 2/5/23	143,553	144,117
Robertshaw Holdings Corp. bank term loan FRN BBA LIBOR USD
3 Month + 9.00%, 10.25%, 2/4/25	40,000	39,700
Robertshaw Holdings Corp. bank term loan FRN BBA LIBOR USD
3 Month + 4.50%, 5.75%, 8/10/24	65,000	65,488
Solenis International LP bank term loan FRN BBA LIBOR USD
3 Month + 6.75%, 8.067%, 7/31/22	38,000	37,846

52 Master Intermediate Income Trust

	Principal
SENIOR LOANS (1.6%)*c cont.	amount	Value
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month +
8.50%, 9.735%, 3/19/21	$66,961	$64,952
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month +
4.50%, 5.735%, 3/19/20	105,449	100,704
Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BF1, BBA LIBOR USD 3 Month + 4.75%, 5.99%, 4/1/22	90,871	92,454
Total senior loans (cost $4,558,292)		$4,398,222

PURCHASED SWAP OPTIONS OUTSTANDING (1.5%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(1.9325)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325		$61,632,500	$170,722
(2.2625)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625		27,734,600	155,036
2.2625/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625		27,734,600	144,220
1.9325/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325		61,632,500	97,996
Citibank, N.A.
(2.518)/3 month USD-LIBOR-BBA/May-49	May-19/2.518		2,711,800	216,022
(1.896)/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896		7,914,000	71,384
2.1565/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.1565		38,632,000	71,083
(1.975)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975		12,326,600	71,001
(2.57)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57		12,326,600	65,701
2.57/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57		12,326,600	49,799
2.135/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.135		38,632,000	42,109
1.9175/3 month USD-LIBOR-BBA/Mar-19	Mar-18/1.9175		36,979,000	41,416
1.975/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975		12,326,600	35,131
1.6525/3 month USD-LIBOR-BBA/Dec-18	Dec-17/1.6525		36,979,500	19,229
1.896/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896		7,914,000	15,511
(1.091)/6 month EUR-EURIBOR-Reuters/Jul-23	Jul-18/1.091	EUR	4,225,300	6,542
1.541/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.541		$49,306,000	6,410
1.905/3 month USD-LIBOR-BBA/Oct-27	Oct-17/1.905		25,754,000	2,575
2.023/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.023		18,489,800	1,479
Credit Suisse International
(2.09)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.09		18,689,000	357,147
(2.18)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.18		24,653,000	304,218
(2.34875)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.34875		37,378,000	138,299
(2.187)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.187		12,326,500	113,650
(2.41625)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.41625		49,306,000	96,147
Goldman Sachs International
(0.597)/3 month GBP-LIBOR-BBA/Nov-19	Nov-17/0.597	GBP	31,689,750	231,006
(2.25)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.25		$18,489,800	148,103
(1.6775)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775		29,583,600	77,509
2.27/3 month USD-LIBOR-BBA/Mar-28	Mar-18/2.27		5,916,700	74,255
2.485/3 month USD-LIBOR-BBA/Mar-48	Mar-18/2.485		2,465,300	72,110
-0.117/6 month EUR-EURIBOR-Reuters/Nov-19	Nov-17/-0.117	EUR	42,253,000	45,444
(2.55)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.55		$36,979,500	15,901
(-0.117)/6 month EUR-EURIBOR-Reuters/Nov-19	Nov-17/-0.117	EUR	42,253,000	13,483
2.09275/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.09275		$39,881,600	8,774
2.015/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.015		19,941,000	7,578

Master Intermediate Income Trust 53

PURCHASED SWAP OPTIONS OUTSTANDING (1.5%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date cont.	date/strike		amount	Value
Goldman Sachs International cont.
1.995/3 month USD-LIBOR-BBA/Oct-27	Oct-17/1.995		$19,941,000	$7,378
1.95/3 month USD-LIBOR-BBA/Nov-27	Nov-17/1.95		19,941,000	6,182
1.796/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.796		36,979,500	4,068
1.6775/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775		29,583,600	3,254
0.597/3 month GBP-LIBOR-BBA/Nov-19	Nov-17/0.597	GBP	31,689,750	2,548
0.538/3 month GBP-LIBOR-BBA/Oct-18	Oct-17/0.538	GBP	45,633,800	611
1.3463/3 month GBP-LIBOR-BBA/Oct-27	Oct-17/1.3463	GBP	4,225,300	340
1.296/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.296		$73,959,000	74
1.925/3 month USD-LIBOR-BBA/Oct-27	Oct-17/1.925		25,754,000	26
JPMorgan Chase Bank N.A.
(2.176)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.176		18,489,800	207,456
(1.919)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919		61,632,500	175,036
(2.23)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.23		18,489,800	158,458
(2.25)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25		27,734,600	156,700
2.25/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25		27,734,600	142,556
1.919/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919		61,632,500	94,914
(2.456)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.456		36,979,600	15,901
(2.53)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.53		36,979,500	12,573
1.585/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.585		36,980,000	9,245
(1.585)/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.585		36,980,000	3,328
(2.81025)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.81025		24,653,000	25
Total purchased swap options outstanding (cost $4,471,470)				$3,987,663

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.3%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Call)	Oct-17/98.16	$15,000,000	$15,000,000	$195
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-17/100.24	61,000,000	61,000,000	276,513
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-17/100.91	28,000,000	28,000,000	57,036
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.52	14,000,000	14,000,000	131,908
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.42	14,000,000	14,000,000	123,998
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.33	14,000,000	14,000,000	116,396
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.50	13,398,200	13,398,200	17,297
Total purchased options outstanding (cost $999,263)				$723,343

54 Master Intermediate Income Trust

	Principal
CONVERTIBLE BONDS AND NOTES (1.0%)*	amount	Value
Basic materials (—%)
Cemex SAB de CV cv. unsec. sub. notes 3.72%, 3/15/20 (Mexico)	$24,000	$26,880
		26,880
Capital goods (0.1%)
Aerojet Rocketdyne Holdings, Inc. 144A cv. sr. unsec. sub. notes
2.25%, 12/15/23	27,000	40,213
Dycom Industries, Inc. cv. sr. unsec. notes 0.75%, 9/15/21	37,000	42,041
Greenbrier Cos., Inc. (The) 144A cv. sr. unsec. notes 2.875%, 2/1/24	27,000	30,341
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22	21,000	21,683
II-VI, Inc. 144A cv. sr. unsec. notes 0.25%, 9/1/22	13,000	14,511
Kaman Corp. 144A cv. sr. unsec. notes 3.25%, 5/1/24	22,000	23,815
		172,604
Communication services (—%)
DISH Network Corp. cv. sr. unsec. Notes 3.375%, 8/15/26	75,000	83,906
		83,906
Consumer cyclicals (0.2%)
Euronet Worldwide, Inc. cv. sr. unsec. bonds 1.50%, 10/1/44	34,000	45,985
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46	61,000	72,285
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	56,000	67,749
Liberty Media Corp. cv. sr. unsec. unsub. bonds 2.25%, 9/30/46	26,000	27,625
Live Nation Entertainment, Inc. cv. sr. unsec. bonds 2.50%, 5/15/19	27,000	35,623
Macquarie Infrastructure Corp. cv. sr. unsec. unsub. notes
2.00%, 10/1/23	28,000	27,125
Navistar International Corp. cv. sr. unsec. sub. bonds
4.75%, 4/15/19	27,000	29,599
Priceline Group, Inc. (The) cv. sr. unsec. Bonds 0.90%, 9/15/21	17,000	19,508
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes
1.00%, 3/15/18	44,000	84,948
Square, Inc. 144A cv. sr. unsec. notes 0.375%, 3/1/22	28,000	39,288
Tesla, Inc. cv. sr. unsec. sub. notes 1.25%, 3/1/21	20,000	22,525
		472,260
Consumer staples (—%)
IAC Finance Co., Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 10/1/22	32,000	33,300
Liberty Expedia Holdings, Inc. cv. sr. unsec. unsub. bonds
1.00%, 6/30/47	35,000	37,209
Vector Group, Ltd. cv. sr. unsec. sub. notes 1.75%, 4/15/20	27,000	30,814
Wayfair, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 9/1/22	20,000	19,375
		120,698
Energy (0.1%)
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $24,845) (Cayman Islands) ∆∆	35,887	54,548
Chesapeake Energy Corp. 144A cv. sr. unsec. bonds 5.50%, 9/15/26	31,000	28,443
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	18,000	19,598
Whiting Petroleum Corp. cv. company guaranty sr. unsec. unsub.
notes 1.25%, 4/1/20	44,000	39,215
		141,804
Financials (0.1%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5.25%, 12/1/18 R	39,000	44,533
Colony Starwood Homes 144A cv. sr. unsec. notes 3.50%, 1/15/22 R	34,000	38,186

Master Intermediate Income Trust 55

	Principal
CONVERTIBLE BONDS AND NOTES (1.0%)* cont.	amount	Value
Financials cont.
Encore Capital Group, Inc. cv. company guaranty sr. unsec. bonds
3.00%, 7/1/20	$21,000	$24,019
Hercules Capital, Inc. 144A cv. sr. unsec. notes 4.375%, 2/1/22	18,000	18,281
Heritage Insurance Holdings, Inc. 144A cv. company guaranty sr.
unsec. bonds 5.875%, 8/1/37	15,000	16,088
Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.00%, 1/15/19 R	38,000	42,323
		183,430
Health care (0.1%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
1.50%, 10/15/20	24,000	28,725
Clovis Oncology, Inc. cv. sr. unsec. notes 2.50%, 9/15/21	19,000	29,284
Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2.00%
(zero %, 3/1/18), 3/1/42 ††	15,000	18,263
Impax Laboratories, Inc. cv. sr. unsec. notes 2.00%, 6/15/22	35,000	31,456
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1.875%, 8/15/21 (Ireland)	72,000	75,825
Medicines Co. (The) cv. sr. unsec. unsub. notes 2.75%, 7/15/23	41,000	43,101
Neurocrine Biosciences, Inc. 144A cv. sr. unsec. notes
2.25%, 5/15/24	13,000	14,796
Nevro Corp. cv. sr. unsec. unsub. notes 1.75%, 6/1/21	17,000	20,262
Pacira Pharmaceuticals, Inc. (Delaware) 144A cv. sr. unsec. sub.
notes 2.375%, 4/1/22	28,000	27,335
Sucampo Pharmaceuticals, Inc. cv. sr. unsec. notes
3.25%, 12/15/21	28,000	28,928
Teladoc, Inc. 144A cv. sr. unsec. notes 3.00%, 12/15/22	19,000	20,627
Wright Medical Group, Inc. cv. sr. unsec. notes 2.00%, 2/15/20	27,000	29,177
		367,779
Technology (0.4%)
Carbonite, Inc. 144A cv. sr. unsec. unsub. notes 2.50%, 4/1/22	14,000	15,873
Citrix Systems, Inc. cv. sr. unsec. notes 0.50%, 4/15/19	18,000	20,880
Cypress Semiconductor Corp. cv. sr. unsec. notes 4.50%, 1/15/22	27,000	35,252
Electronics For Imaging, Inc. cv. sr. unsec. unsub. bonds
0.75%, 9/1/19	34,000	35,339
Finisar Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/15/36	31,000	29,063
HubSpot, Inc. 144A cv. sr. unsec. notes 0.25%, 6/1/22	28,000	30,993
Inphi Corp. 144A cv. sr. unsec. notes 0.75%, 9/1/21	28,000	28,683
Integrated Device Technology, Inc. cv. sr. unsec. unsub. notes
0.875%, 11/15/22	39,000	41,681
J2 Cloud Services, LLC cv. sr. unsec. notes 3.25%, 6/15/29	32,000	39,620
Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	6,000	18,619
Microchip Technology, Inc. 144A cv. sr. unsec. sub. notes
1.625%, 2/15/27	107,000	129,938
Micron Technology, Inc. cv. sr. unsec. bonds 3.00%, 11/15/43	45,000	62,184
Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1.625%, 2/15/33	14,000	50,234
Nice Systems, Inc. 144A cv. company guaranty sr. unsec. notes
1.25%, 1/15/24	28,000	31,570
NXP Semiconductors NV cv. sr. unsec. bonds 1.00%, 12/1/19	23,000	27,801

56 Master Intermediate Income Trust

	Principal
CONVERTIBLE BONDS AND NOTES (1.0%)* cont.	amount	Value
Technology cont.
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20	$44,000	$52,498
OSI Systems, Inc. 144A cv. sr. unsec. unsub. notes 1.25%, 9/1/22	37,000	39,960
Proofpoint, Inc. cv. sr. unsec. unsub. notes 0.75%, 6/15/20	33,000	41,229
RealPage, Inc. 144A cv. sr. unsec. notes 1.50%, 11/15/22	39,000	45,338
Red Hat, Inc. cv. sr. unsec. unsub. bonds 0.25%, 10/1/19	26,000	40,008
salesforce.com, Inc. cv. sr. unsec. unsub. notes 0.25%, 4/1/18	31,000	43,536
ServiceNow, Inc. cv. sr. unsec. unsub. bonds zero %, 11/1/18	21,000	33,718
Teradyne, Inc. 144A cv. sr. unsec. notes 1.25%, 12/15/23	34,000	45,241
TTM Technologies, Inc. cv. sr. unsec. notes 1.75%, 12/15/20	18,000	30,375
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	33,000	30,298
Workday, Inc. 144A cv. sr. unsec. notes 0.25%, 10/1/22	20,000	19,888
		1,019,819
Transportation (—%)
Air Transport Services Group, Inc. 144A cv. sr. unsec. notes
1.125%, 10/15/24	33,000	34,093
Scorpio Tankers, Inc. 144A cv. sr. unsec. sub. notes 2.375%, 7/1/19	19,000	17,064
		51,157
Total convertible bonds and notes (cost $2,529,776)		$2,640,337

COMMON STOCKS (0.1%)*	Shares	Value
CHC Group, LLC (acquired 3/23/17, cost $10,107) (Cayman Islands) † ∆∆	697	$4,879
Halcon Resources Corp. †	11,307	76,888
Milagro Oil & Gas, Inc. (Units) F	73	5,913
Nine Point Energy	537	7,389
SandRidge Energy, Inc. †	3,589	72,103
Tervita Corp. Class A (Canada)	191	1,454
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	9,820	10,311
Tribune Media Co. Class 1C F	40,066	10,017
Total common stocks (cost $260,807)		$188,954

CONVERTIBLE PREFERRED STOCKS (0.0%)*	Shares	Value
Nine Point Energy 6.75% cv. pfd.	13	$13,456
Total convertible preferred stocks (cost $13,000)		$13,456

	Expiration	Strike
WARRANTS (0.0%)* †	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	3,071	$1,689
Total warrants (cost $—)				$1,689

	Principal amount/
SHORT-TERM INVESTMENTS (9.5%)*		shares	Value
Putnam Short Term Investment Fund 1.17% L	Shares	11,607,286	$11,607,286
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.92% P		420,000	420,000
U.S. Treasury Bills 1.036%, 12/7/17 ∆ §		$3,985,000	3,977,804
U.S. Treasury Bills 1.033%, 12/14/17 # ∆ §		3,902,000	3,894,424
U.S. Treasury Bills 1.116%, 2/8/18 ∆ §		3,215,000	3,202,558
U.S. Treasury Bills 1.043%, 1/25/18 §		1,140,000	1,136,194

Master Intermediate Income Trust 57

	Principal amount/
SHORT-TERM INVESTMENTS (9.5%)* cont.	shares	Value
U.S. Treasury Bills 1.026%, 1/18/18 ∆ §	452,000	$450,630
U.S. Treasury Bills 1.060%, 2/1/18 ∆ §	422,000	420,477
U.S. Treasury Bills 1.081%, 2/15/18 ∆ §	355,000	353,552
U.S. Treasury Bills 1.046%, 1/11/18 # ∆ §	277,000	276,213
Total short-term investments (cost $25,738,000)		$25,739,138

TOTAL INVESTMENTS
Total investments (cost $415,112,926)	$416,118,206

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	Turkish Lira

Key to holding’s abbreviations

DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through September 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

58 Master Intermediate Income Trust

* Percentages indicated are based on net assets of $269,544,227.

† This security is non-income-producing.

††The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $59,427, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $51,884 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $5,428,882 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $7,745,669 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $80,415,797 to cover certain derivative contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Master Intermediate Income Trust 59

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	86.1%	Mexico	1.1%
Brazil	2.2	Indonesia	0.7
Greece	2.0	Luxembourg	0.5
Argentina	2.0	Other	2.7
Russia	1.6	Total	100.0%
Canada	1.1

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $178,718,108)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/18/17	$1,559,761	$1,487,345	$72,416
	Canadian Dollar	Buy	10/18/17	1,512,900	1,523,783	(10,883)
	Canadian Dollar	Sell	10/18/17	1,512,900	1,455,232	(57,668)
	Euro	Sell	12/20/17	1,346,819	1,354,973	8,154
	Mexican Peso	Buy	10/18/17	5,900	5,822	78
	Mexican Peso	Sell	10/18/17	5,900	5,928	28
	New Zealand Dollar	Buy	10/18/17	2,258,388	2,264,379	(5,991)
	New Zealand Dollar	Sell	10/18/17	2,258,388	2,255,725	(2,663)
	Norwegian Krone	Buy	12/20/17	2,381,766	2,407,207	(25,441)
	Russian Ruble	Buy	12/20/17	2,749,736	2,679,554	70,182
Barclays Bank PLC
	Australian Dollar	Buy	10/18/17	1,589,564	1,550,585	38,979
	British Pound	Sell	12/20/17	568,851	551,350	(17,501)
	Euro	Sell	12/20/17	2,673,696	2,702,016	28,320
	New Zealand Dollar	Buy	10/18/17	1,323,362	1,356,656	(33,294)
	New Zealand Dollar	Sell	10/18/17	1,323,362	1,323,009	(353)
Citibank, N.A.
	Australian Dollar	Buy	10/18/17	1,497,412	1,500,995	(3,583)
	Australian Dollar	Sell	10/18/17	1,497,412	1,507,808	10,396
	Brazilian Real	Buy	10/3/17	2,276,432	2,277,857	(1,425)
	Brazilian Real	Sell	10/3/17	2,276,431	2,215,445	(60,986)
	Brazilian Real	Sell	1/3/18	887,385	896,977	9,592
	British Pound	Sell	12/20/17	1,100,091	1,054,649	(45,442)
	Canadian Dollar	Sell	10/18/17	64,764	77,292	12,528
	Japanese Yen	Sell	11/15/17	13,442	13,738	296
	Mexican Peso	Buy	10/18/17	300,346	297,661	2,685
	Mexican Peso	Sell	10/18/17	300,346	302,074	1,728
	New Zealand Dollar	Buy	10/18/17	3,704,938	3,732,385	(27,447)
	New Zealand Dollar	Sell	10/18/17	3,704,938	3,733,012	28,074
	Norwegian Krone	Buy	12/20/17	1,863,893	1,903,839	(39,946)
	Russian Ruble	Buy	12/20/17	2,708,347	2,672,739	35,608
	South African Rand	Buy	10/18/17	51,916	52,461	(545)
	South African Rand	Sell	10/18/17	51,916	51,786	(130)
	Swedish Krona	Sell	12/20/17	1,032,125	1,058,843	26,718

60 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $178,718,108) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Australian Dollar	Buy	10/18/17	$944,108	$908,764	$35,344
	Canadian Dollar	Buy	10/18/17	32,783	31,574	1,209
	Canadian Dollar	Sell	10/18/17	32,783	33,076	293
	Euro	Buy	12/20/17	808,733	822,997	(14,264)
	Japanese Yen	Sell	11/15/17	2,655,109	2,695,791	40,682
	New Zealand Dollar	Buy	10/18/17	634,206	633,493	713
	New Zealand Dollar	Sell	10/18/17	634,206	638,954	4,748
	Swedish Krona	Sell	12/20/17	1,327,525	1,327,248	(277)
Goldman Sachs International
	Australian Dollar	Buy	10/18/17	45,017	169,932	(124,915)
	Canadian Dollar	Buy	10/18/17	1,422,647	1,411,534	11,113
	Canadian Dollar	Sell	10/18/17	1,422,647	1,400,693	(21,954)
	Euro	Sell	12/20/17	226,963	228,732	1,769
	Hungarian Forint	Sell	12/20/17	1,314,988	1,331,628	16,640
	Indonesian Rupiah	Buy	11/15/17	10,783	9,446	1,337
	Japanese Yen	Sell	11/15/17	163,409	166,957	3,548
	New Zealand Dollar	Buy	10/18/17	2,659,145	2,694,943	(35,798)
	New Zealand Dollar	Sell	10/18/17	2,659,145	2,675,173	16,028
	South African Rand	Sell	10/18/17	1,107,849	1,146,383	38,534
	Swedish Krona	Sell	12/20/17	1,967,736	2,027,126	59,390
	Swiss Franc	Buy	12/20/17	25,331	26,141	(810)
	Turkish Lira	Buy	12/20/17	3,864,397	3,952,456	(88,059)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/17	1,336,949	1,346,744	(9,795)
	Australian Dollar	Sell	10/18/17	1,336,949	1,340,930	3,981
	Canadian Dollar	Buy	10/18/17	2,735,644	2,698,779	36,865
	Canadian Dollar	Sell	10/18/17	2,735,644	2,717,532	(18,112)
	Euro	Sell	12/20/17	1,324,621	1,343,185	18,564
	Japanese Yen	Sell	11/15/17	1,297,368	1,339,010	41,642
	Mexican Peso	Sell	10/18/17	1,005,821	1,017,184	11,363
	New Zealand Dollar	Buy	10/18/17	3,959,906	3,979,646	(19,740)
	New Zealand Dollar	Sell	10/18/17	3,959,906	4,008,651	48,745
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/17	1,310,912	1,379,539	(68,627)
	British Pound	Sell	12/20/17	121,293	117,765	(3,528)
	Canadian Dollar	Buy	10/18/17	2,828,622	2,816,787	11,835
	Canadian Dollar	Sell	10/18/17	2,828,622	2,842,276	13,654
	Euro	Sell	12/20/17	1,351,211	1,373,059	21,848
	Indonesian Rupiah	Buy	11/15/17	10,783	7,462	3,321
	Japanese Yen	Sell	11/15/17	1,331,878	1,355,853	23,975
	Mexican Peso	Buy	10/18/17	3,550	3,506	44
	Mexican Peso	Sell	10/18/17	3,550	3,571	21
	New Zealand Dollar	Buy	10/18/17	862,313	892,927	(30,614)

Master Intermediate Income Trust 61

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $178,718,108) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A. cont.
	Norwegian Krone	Buy	12/20/17	$1,316,638	$1,342,330	$(25,692)
	South African Rand	Buy	10/18/17	1,328,452	1,341,221	(12,769)
	South African Rand	Sell	10/18/17	1,328,452	1,363,931	35,479
	Swedish Krona	Sell	12/20/17	2,588,755	2,618,006	29,251
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/17	2,753,738	2,686,311	67,427
	Canadian Dollar	Buy	10/18/17	2,901,242	2,827,989	73,253
	Euro	Buy	12/20/17	9,615	15,915	(6,300)
	Japanese Yen	Sell	11/15/17	1,339,076	1,368,006	28,930
	New Zealand Dollar	Buy	10/18/17	3,344,546	3,359,646	(15,100)
	New Zealand Dollar	Sell	10/18/17	3,344,546	3,372,428	27,882
	Norwegian Krone	Buy	12/20/17	494,101	506,235	(12,134)
	Swedish Krona	Sell	12/20/17	1,313,107	1,346,354	33,247
	Turkish Lira	Buy	12/20/17	2,359,228	2,418,946	(59,718)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/17	1,741,712	1,738,490	3,222
	Australian Dollar	Sell	10/18/17	1,741,712	1,745,698	3,986
	British Pound	Sell	12/20/17	1,351,407	1,368,080	16,673
	Canadian Dollar	Sell	10/18/17	9,859	51,516	41,657
	Euro	Buy	12/20/17	1,324,146	1,338,001	(13,855)
	New Zealand Dollar	Buy	10/18/17	1,421,205	1,476,545	(55,340)
	Norwegian Krone	Buy	12/20/17	3,284,538	3,358,644	(74,106)
	Swedish Krona	Sell	12/20/17	973,217	996,265	23,048
UBS AG
	Australian Dollar	Buy	10/18/17	3,434,016	3,446,835	(12,819)
	Australian Dollar	Sell	10/18/17	3,434,016	3,397,202	(36,814)
	British Pound	Sell	12/20/17	3,054,735	2,961,215	(93,520)
	Canadian Dollar	Buy	10/18/17	2,789,988	2,735,151	54,837
	Canadian Dollar	Sell	10/18/17	2,789,988	2,750,200	(39,788)
	Euro	Sell	12/20/17	1,332,456	1,351,109	18,653
	Japanese Yen	Sell	11/15/17	2,670,303	2,707,368	37,065
	New Zealand Dollar	Buy	10/18/17	1,327,984	1,335,071	(7,087)
	New Zealand Dollar	Sell	10/18/17	1,327,984	1,337,299	9,315
	Norwegian Krone	Buy	12/20/17	2,532,814	2,577,206	(44,392)
	Swedish Krona	Sell	12/20/17	1,320,211	1,343,123	22,912
WestPac Banking Corp.
	Australian Dollar	Buy	10/18/17	2,694,917	2,669,269	25,648
	Australian Dollar	Sell	10/18/17	2,694,917	2,676,070	(18,847)
	Canadian Dollar	Buy	10/18/17	1,441,643	1,415,911	25,732
	Canadian Dollar	Sell	10/18/17	1,441,643	1,440,643	(1,000)
	Japanese Yen	Sell	11/15/17	1,306,001	1,335,520	29,519

62 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $178,718,108) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp. cont.
	New Zealand Dollar	Buy	10/18/17	$2,687,811	$2,693,469	$(5,658)
	New Zealand Dollar	Sell	10/18/17	2,687,811	2,714,318	26,507
Unrealized appreciation						1,447,231
Unrealized depreciation						(1,304,730)
Total						$142,501

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/17
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-OAT 10 yr (Short)	14	$2,567,040	$2,567,040	Dec-17	$10,761
Unrealized appreciation					10,761
Unrealized depreciation					—
Total					$10,761

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/17 (premiums $5,510,065)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(2.2625)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/(2.2625)		$27,734,600	$66,563
2.2625/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625		27,734,600	77,380
(1.9325)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/(1.9325)		61,632,500	149,151
1.9325/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325		61,632,500	221,877
Citibank, N.A.
(1.755)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/(1.755)		49,306,000	2,958
(2.033)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/(2.033)		12,877,000	6,181
1.291/6 month EUR-EURIBOR-Reuters/Jul-23	Jul-18/1.291	EUR	6,718,000	6,670
(1.642)/3 month USD-LIBOR-BBA/Dec-19	Dec-17/(1.642)		$24,653,000	8,382
(2.00)/3 month USD-LIBOR-BBA/Dec-18	Dec-17/(2.00)		36,979,500	17,750
(2.05)/3 month USD-LIBOR-BBA/Mar-19	Mar-18/(2.05)		36,979,000	39,937
(2.227)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/(2.227)		19,316,000	58,141
2.313/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.313		18,489,800	61,386
(2.257)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/(2.257)		12,326,600	81,356
1.642/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642		24,653,000	81,848
(2.253)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/(2.253)		19,316,000	85,956
2.257/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257		12,326,600	133,620
2.208/3 month USD-LIBOR-BBA/May-24	May-19/2.208		12,326,500	213,372
Credit Suisse International
(1.892)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/(1.892)		12,326,500	12
2.295/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.295		73,959,000	426,743
2.21/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.21		56,067,000	580,854

Master Intermediate Income Trust 63

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/17 (premiums $5,510,065) cont.
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Goldman Sachs International
(0.779)/3 month GBP-LIBOR-BBA/Oct-20	Oct-17/(0.779)	GBP	15,211,300	$20
(1.619)/3 month USD-LIBOR-BBA/Oct-18	Oct-17/(1.619)		$110,938,500	111
(2.03)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/(2.03)		12,877,000	129
(1.60)/3 month GBP-LIBOR-BBA/Oct-47	Oct-17/(1.60)	GBP	1,647,900	950
(0.7685)/3 month GBP-LIBOR-BBA/Nov-22	Nov-17/(0.7685)	GBP	12,675,900	2,888
(1.495)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/(1.495)		$49,306,000	3,451
2.62/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.62		19,941,000	3,589
2.60/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.60		19,941,000	6,182
0.393/6 month EUR-EURIBOR-Reuters/Nov-22	Nov-17/0.393	EUR	16,901,200	12,585
2.5525/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.5525		$19,941,000	14,358
(0.217)/6 month EUR-EURIBOR-Reuters/Nov-22	Nov-17/(0.217)	EUR	16,901,200	16,779
(2.18375)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/(2.18375)		$19,940,800	21,337
1.495/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495		49,306,000	74,945
(2.46)/3 month USD-LIBOR-BBA/Mar-38	Mar-18/(2.46)		6,656,300	146,905
2.365/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.365		55,469,300	176,947
0.9135/3 month GBP-LIBOR-BBA/Nov-22	Nov-17/0.9135	GBP	12,675,900	194,996
JPMorgan Chase Bank N.A.
1.993/3 month USD-LIBOR-BBA/Oct-20	Oct-17/1.993		12,327,000	123
(1.783)/3 month USD-LIBOR-BBA/Oct-20	Oct-17/(1.783)		12,327,000	1,972
2.534/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.534		12,326,500	2,219
(2.25)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/(2.25)		27,734,600	64,899
2.25/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25		27,734,600	79,043
(1.919)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/(1.919)		61,632,500	145,453
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/(6.00 Floor)		6,568,000	151,918
2.33925/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.33925		55,469,300	190,260
1.919/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919		61,632,500	226,191
2.284/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.284		55,469,400	251,831
Total				$4,110,218

WRITTEN OPTIONS OUTSTANDING at 9/30/17 (premiums $926,421)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Oct-17/98.16	$15,000,000	$15,000,000	$204,090
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-17/101.34	28,000,000	28,000,000	30,744
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-17/101.78	28,000,000	28,000,000	15,456
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Nov-17/100.24	61,000,000	61,000,000	317,017

64 Master Intermediate Income Trust

WRITTEN OPTIONS OUTSTANDING at 9/30/17 (premiums $926,421) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.96	$14,000,000	$14,000,000	$89,348
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.86	14,000,000	14,000,000	83,272
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.77	14,000,000	14,000,000	77,518
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.40	14,000,000	14,000,000	57,638
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.30	14,000,000	14,000,000	53,312
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.21	14,000,000	14,000,000	49,266
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.40	13,398,200	13,398,200	4,770
Total				$982,431

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/17
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
2.214/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.214	$38,632,000	$(119,759)	$5,022
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	3,698,000	(396,795)	4,512
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	6,163,300	(240,985)	(4,745)
(2.203)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	6,163,300	(123,266)	(10,600)
2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	3,698,000	(130,355)	(10,650)
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	6,163,300	(240,985)	(16,579)
(2.398)/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.398	38,632,000	(119,759)	(22,792)
2.203/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	6,163,300	(123,266)	(28,474)
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	3,698,000	(396,795)	(31,581)
(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	3,698,000	(130,355)	(71,371)

Master Intermediate Income Trust 65

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/17 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A. cont.
2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	$3,698,000	$334,114	$149,918
(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	3,698,000	334,114	52,623
(2.413)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	6,163,300	236,979	50,108
2.413/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	6,163,300	236,979	20,462
2.306/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.306	19,316,000	119,759	12,555
(2.306)/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.306	19,316,000	119,759	(10,237)
Barclays Bank PLC
2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	3,698,000	(51,587)	222
(2.205)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	6,163,300	(123,266)	(10,909)
2.205/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	6,163,300	(123,266)	(28,228)
(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	3,698,000	(51,587)	(33,467)
Citibank, N.A.
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	6,163,300	(240,985)	(5,609)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	6,163,300	(240,985)	(15,655)
(2.42)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	6,163,300	237,287	48,567
2.42/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	6,163,300	236,054	21,510
Goldman Sachs International
2.22/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.22	36,979,500	(114,636)	11,464
2.21/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.21	38,632,000	(55,373)	5,795
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	739,600	(93,375)	3,099
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	739,600	(93,375)	(7,315)
(2.39)/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.39	38,632,000	(55,373)	(14,679)
2.30/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.30	19,316,000	77,264	7,920
2.554/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.554	18,489,800	3,698	(4,992)

66 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/17 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Goldman Sachs International cont.
(2.304)/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.304		$18,489,800	$110,939	$(11,649)
(2.30)/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.30		19,316,000	77,264	(14,679)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		3,698,000	(516,333)	9,837
1.758/6 month EUR-EURIBOR-
Reuters/Sep-49 (Purchased)	Sep-19/1.758	EUR	3,085,000	(280,776)	(579)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		3,698,000	$(516,333)	$(126,398)
1.376/6 month EUR-EURIBOR-
Reuters/Sep-29 (Purchased)	Sep-19/1.376	EUR	7,733,000	(283,750)	(2,667)
2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79		3,698,000	$351,125	$176,173
(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79		3,698,000	351,125	16,160
(1.733)/6 month EUR-EURIBOR-
Reuters/Sep-39 (Written)	Sep-19/1.733	EUR	8,451,000	557,985	(39)
Unrealized appreciation					595,947
Unrealized depreciation					(483,894)
Total					$112,053

TBA SALE COMMITMENTS OUTSTANDING at 9/30/17 (proceeds receivable $85,024,414)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 10/1/47	$7,000,000	10/12/17	$7,512,968
Federal National Mortgage Association, 4.00%, 10/1/47	14,000,000	10/12/17	14,738,282
Federal National Mortgage Association, 3.50%, 10/1/47	44,000,000	10/12/17	45,357,814
Federal National Mortgage Association, 3.00%, 10/1/47	13,000,000	10/12/17	13,040,625
Government National Mortgage Association, 4.00%, 10/1/47	4,000,000	10/23/17	4,211,875
Total			$84,861,564

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$12,326,500	$90,600	$(24,742)	10/3/27	2.201% —	3 month USD-	$65,857
				Semiannually	LIBOR-BBA —
					Quarterly
12,326,500	36,117	(21,045)	10/3/27	2.2495% —	3 month USD-	31,155
				Semiannually	LIBOR-BBA —
					Quarterly
12,326,500	46,224	(21,045)	10/3/27	2.2405% —	3 month USD-	25,180
				Semiannually	LIBOR-BBA —
					Quarterly

Master Intermediate Income Trust 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$7,982,000	$18,199 E	$(10,208)	12/20/22	2.00% —	3 month USD-	$7,990
					Semiannually	LIBOR-BBA —
						Quarterly
	2,107,000	2,415 E	(12,350)	12/20/27	3 month USD-	2.30% —	(14,765)
					LIBOR-BBA —	Semiannually
					Quarterly
	189,962,300	36,663 E	(7,776)	12/20/19	1.80% —	3 month USD-	28,887
					Semiannually	LIBOR-BBA —
						Quarterly
	45,110,800	4,601 E	23,024	12/20/22	2.05% —	3 month USD-	18,423
					Semiannually	LIBOR-BBA —
						Quarterly
	54,074,200	306,871 E	(262,680)	12/20/27	2.25% —	3 month USD-	44,191
					Semiannually	LIBOR-BBA —
						Quarterly
	6,011,100	54,262 E	62,272	12/20/47	3 month USD-	2.50% —	8,009
					LIBOR-BBA —	Semiannually
					Quarterly
	3,877,000	4,156	(28)	10/2/27	2.2935% —	3 month USD-	(4,184)
					Semiannually	LIBOR-BBA —
						Quarterly
	11,075,000	12,637 E	(90)	10/17/27	2.30% —	3 month USD-	(12,727)
					Semiannually	LIBOR-BBA —
						Quarterly
	2,958,400	2,884 E	(24)	11/1/27	2.304% —	3 month USD-	(2,909)
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	26,882,000	2,383 E	(44,594)	12/20/22	2.65% —	6 month AUD-	(46,977)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	2,638,000	6,067 E	5,673	12/20/27	3.00% —	6 month AUD-	11,741
					Semiannually	BBR-BBSW —
						Semiannually
AUD	13,060,000	1,516 E	(23)	9/26/20	3 month AUD-	2.51% —	1,493
					BBR-BBSW —	Quarterly
					Quarterly
AUD	13,060,000	236 E	(23)	9/27/20	3 month AUD-	2.4925% —	(259)
					BBR-BBSW —	Quarterly
					Quarterly
BRL	9,366,135	71,622	(26)	1/2/23	Brazil Cetip	0.00% —	70,345
					DI Interbank	At maturity
					Deposit Rate —
					At maturity
BRL	4,239,850	192,744	(11)	1/2/23	0.00% —	Brazil Cetip	(192,754)
					At maturity	DI Interbank
						Deposit Rate —
						At maturity

68 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
BRL	4,676,372	$105,803	$(12)	1/2/23	Brazil Cetip	0.00% —	$105,245
					DI Interbank	At maturity
					Deposit Rate —
					At maturity
BRL	17,962,784	125,484	(22)	1/2/19	0.00% —	Brazil Cetip	(123,407)
					At maturity	DI Interbank
						Deposit Rate —
						At maturity
BRL	4,758,157	44,073	(19)	1/2/23	0.00% —	Brazil Cetip	(43,563)
					At maturity	DI Interbank
						Deposit Rate —
						At maturity
BRL	7,880,666	3,299	(24)	1/4/21	Brazil Cetip	0.00% —	3,275
					DI Interbank	At maturity
					Deposit Rate —
					At maturity
BRL	20,842,443	3,429	(1)	1/2/19	0.00% —	Brazil Cetip	(3,430)
					At maturity	DI Interbank
						Deposit Rate —
						At maturity
CAD	28,985,000	81,304 E	(54,274)	12/20/22	3 month CAD-	2.25% —	27,031
					BA-CDOR —	Semiannually
					Semiannually
CAD	8,000	41 E	65	12/20/27	2.50% —	3 month CAD-	24
					Semiannually	BA-CDOR —
						Semiannually
CHF	2,056,000	17,599 E	(12,298)	12/20/27	0.25% —	6 month CHF-	5,301
					Annually	LIBOR-BBA —
						Semiannually
CHF	33,538,000	177,950 E	(157,530)	12/20/22	—	0.25% plus	20,419
						6 month CHF-
						LIBOR-BBA —
						Semiannually
CHF	9,535,000	1,004	(22)	9/29/19	—	0.528% plus	(1,093)
						6 month CHF-
						LIBOR-BBA —
						Semiannually
CHF	9,535,000	1,191	(22)	10/2/19	—	0.526% plus	(1,214)
						6 month CHF-
						LIBOR-BBA —
						Semiannually
CZK	16,575,000	16,666	(10)	7/13/27	1.35% —	6 month CZK-	15,040
					Annually	PRIBOR-PRBO —
						Semiannually
EUR	3,849,000	673 E	(15)	2/18/20	—	0.124% plus 1 Day	(689)
						EUR-EURIBOR-
						REUTERS —
						Annually

Master Intermediate Income Trust 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	3,849,000	$1,601 E	$(15)	2/18/20	—	0.104% plus	$(1,617)
						1 Day EUR-
						EURIBOR-
						REUTERS —
						Annually
EUR	12,446,000	19,123	(109)	4/26/22	0.21% —	6 month EUR-	(47,653)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	12,463,000	17,057	(110)	5/4/22	0.21% —	6 month EUR-	(44,367)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	11,436,000	514 E	8,067	12/20/22	0.30% —	6 month EUR-	8,582
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	24,494,000	125,062 E	(168,248)	12/20/27	6 month	1.00% —	(43,187)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
GBP	1,747,000	19,035 E	(32)	1/19/32	1.912% —	6 month GBP-	(19,067)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	7,946,000	8,177	(24)	9/15/19	6 month GBP-	0.766% —	(6,816)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	13,047,000	79,250 E	(73,698)	12/20/22	1.05% —	6 month GBP-	5,553
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	17,000	90 E	(147)	12/20/27	1.40% —	6 month GBP-	(57)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	1,589,000	1,129 E	(19)	9/22/32	1.863% —	6 month GBP-	(1,148)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	7,946,000	6,719 E	9,866	12/20/19	6 month GBP-	0.85% —	3,147
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	511,900,000	147,290	(30)	2/19/20	6 month JPY-	1.3975% —	154,563
					LIBOR-BBA —	Semiannually
					Semiannually
MXN	37,435,000	112,120	—	1/1/26	1 month	6.16% — 28 Days	(112,828)
					MXN-TIIE-
					BANXICO —
					28 Days
MXN	40,660,000	70,066	—	10/6/21	1 month	5.93% — 28 Days	(71,714)
					MXN-TIIE-
					BANXICO —
					28 Days

70 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
MXN	9,710,000	$40,429	$(6)	12/24/26	8.12% —	1 month MXN-	$(40,628)
					28 Days	TIIE-BANXICO —
						28 Days
MXN	11,645,000	52,169	(7)	1/7/27	8.20% —	1 month MXN-	(52,220)
					28 Days	TIIE-BANXICO —
						28 Days
NOK	32,998,000	7,806 E	(20,028)	12/20/27	6 month NOK-	2.00% —	(12,223)
					NIBOR-NIBR —	Annually
					Semiannually
NOK	153,354,000	31,154 E	(12,078)	12/20/22	1.50% —	6 month NOK-	19,077
					Annually	NIBOR-NIBR —
						Semiannually
NZD	12,712,000	1,047 E	(9,078)	12/20/27	3 month NZD-	3.30% —	(10,125)
					BBR-FRA —	Semiannually
					Quarterly
NZD	3,664,000	484 E	5,798	12/20/22	3 month NZD-	2.80% —	5,315
					BBR-FRA —	Semiannually
					Quarterly
NZD	14,344,000	1,658 E	(24)	9/27/20	2.78% —	3 month NZD-	1,634
					Semiannually	BBR-FRA —
						Quarterly
NZD	14,344,000	3,450 E	(23)	9/30/20	2.764% —	3 month NZD-	3,427
					Semiannually	BBR-FRA —
						Quarterly
SEK	143,793,000	39,104 E	(26,680)	12/20/22	0.50% —	3 month SEK-	12,427
					Annually	STIBOR-SIDE —
						Quarterly
SEK	31,655,000	28,581 E	9,503	12/20/27	3 month	1.25% —	(19,077)
					SEK-STIBOR-	Annually
					SIDE —Quarterly
Total			$(815,002)				$(227,367)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$60,067	$61,186	$—	1/12/42	4.00% (1 month	Synthetic TRS	$1,662
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
107,597	107,264	—	1/12/40	4.00% (1 month	Synthetic MBX	(189)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$58,861	$58,405	$—	1/12/39	6.00% (1 month	Synthetic TRS	$275
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
71,678	71,456	—	1/12/40	4.00% (1 month	Synthetic MBX	(126)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,481	7,429	—	1/12/38	6.50% (1 month	Synthetic TRS	38
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
134,493	134,589	—	1/12/41	5.00% (1 month	Synthetic MBX Index	333
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
638,556	636,582	—	1/12/40	4.00% (1 month	Synthetic MBX	(1,121)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
503,784	502,765	—	1/12/40	4.50% (1 month	Synthetic MBX	(241)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
309,173	311,130	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(2,618)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
79,698	80,526	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,707
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
48,004	48,503	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,028
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
60,851	61,483	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,303
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
112,095	111,312	—	1/12/38	6.50% (1 month	Synthetic TRS	576
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,079	15,967	—	1/12/38	6.50% (1 month	Synthetic TRS	83
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

72 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$227,464	$229,529	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$(4,599)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
183,639	187,822	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(5,947)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
368,093	376,478	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(11,921)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
32,015	32,534	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(790)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,004,291	1,002,724	—	1/12/40	5.00% (1 month	Synthetic MBX	184
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,283,064	8,271,330	—	1/12/41	5.00% (1 month	Synthetic MBX	2,680
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,243,371	5,258,878	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(27,561)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
514,645	513,916	—	1/12/41	5.00% (1 month	Synthetic MBX	166
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,102,967	1,101,405	—	1/12/41	5.00% (1 month	Synthetic MBX	357
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
103,017	102,871	—	1/12/41	5.00% (1 month	Synthetic MBX	33
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
441,187	440,562	—	1/12/41	5.00% (1 month	Synthetic MBX	143
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
354,794	355,844	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,865)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$134,106	$135,498	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$2,872
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
141,857	143,145	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(2,868)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
157,251	158,679	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(3,180)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
139,543	140,991	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,988
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
49,843	50,979	—	1/12/41	4.00% (1 month	Synthetic TRS	1,614
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
42,408	43,235	—	1/12/44	3.50% (1 month	Synthetic TRS	1,191
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
113,036	114,868	—	1/12/43	3.50% (1 month	Synthetic TRS	2,789
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
37,810	38,422	—	1/12/43	3.50% (1 month	Synthetic TRS	933
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
69,138	70,258	—	1/12/43	3.50% (1 month	Synthetic TRS	1,706
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
486,113	501,736	—	1/12/45	4.00% (1 month	Synthetic TRS	20,214
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
125,647	129,685	—	1/12/45	4.00% (1 month	Synthetic TRS	5,225
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
118,828	122,463	—	1/12/45	3.50% (1 month	Synthetic TRS	4,689
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

74 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$240,870	$246,357	$—	1/12/41	(4.00%) 1 month	Synthetic TRS	$(7,801)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Deutsche Bank AG
354,794	355,844	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,865)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
81,248	80,620	—	1/12/39	6.00% (1 month	Synthetic TRS	380
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
36,986	36,728	—	1/12/38	6.50% (1 month	Synthetic TRS	190
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
149,107	151,886	—	1/12/42	4.00% (1 month	Synthetic TRS	4,126
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
149,107	151,886	—	1/12/42	4.00% (1 month	Synthetic TRS	4,126
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
243,788	244,509	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,281)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
91,581	91,852	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(481)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
134,837	136,942	—	1/12/41	4.50% (1 month	Synthetic TRS	3,472
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,384	4,350	—	1/12/39	6.00% (1 month	Synthetic TRS	20
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
37,372	37,083	—	1/12/39	6.00% (1 month	Synthetic TRS	175
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
87,784	89,781	—	1/12/40	4.00% (1 month	Synthetic TRS	2,839
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$39,285	$38,982	$—	1/12/39	6.00% (1 month	Synthetic TRS	$184
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
78,571	77,963	—	1/12/39	6.00% (1 month	Synthetic TRS	367
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,777	2,758	—	1/12/38	6.50% (1 month	Synthetic TRS	14
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
172,075	172,584	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(904)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
333,950	334,938	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,755)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
206,446	207,056	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,085)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,877	15,924	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(83)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
42,309	42,434	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(222)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
347,872	354,356	—	1/12/42	4.00% (1 month	Synthetic TRS	9,626
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
303,031	308,679	—	1/12/42	4.00% (1 month	Synthetic TRS	8,385
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
226,032	228,084	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(4,570)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
302,895	308,806	—	1/12/44	3.50% (1 month	Synthetic TRS	8,509
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

76 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$239,341	$244,012	$—	1/12/44	3.50% (1 month	Synthetic TRS	$6,724
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
110,724	112,885	—	1/12/44	3.50% (1 month	Synthetic TRS	3,111
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
124,691	128,698	—	1/12/45	4.00% (1 month	Synthetic TRS	5,185
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
140,927	143,211	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(3,477)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
659,596	680,794	—	1/12/45	4.00% (1 month	Synthetic TRS	27,428
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
206,386	208,292	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(3,528)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
547,511	559,982	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(17,731)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
431,417	441,244	—	1/12/41	4.00% (1 month	Synthetic TRS	13,972
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
246,723	252,343	—	1/12/41	4.00% (1 month	Synthetic TRS	7,990
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
377,928	386,536	—	1/12/41	4.00% (1 month	Synthetic TRS	12,239
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
234,202	239,537	—	1/12/41	4.00% (1 month	Synthetic TRS	7,585
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
226,032	228,084	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(4,570)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$314,165	$322,420	$—	1/12/44	4.00% (1 month	Synthetic TRS	$11,149
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
47,041	47,803	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(1,161)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,009,183	1,027,992	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(27,927)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
301,114	304,240	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(6,449)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
695,368	708,939	—	1/12/44	(3.50%) 1 month	Synthetic TRS	(19,535)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		192,585
Upfront premium (paid)		—		Unrealized depreciation		(167,451)
Total		$—		Total		$25,134

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	7,997,000	$28,298	$—	7/15/27	(1.40%) —	Eurostat Eurozone	$28,298
					At maturity	HICP excluding
						tobacco —
						At maturity
EUR	7,997,000	57,296	—	7/15/37	1.71% —	Eurostat Eurozone	(57,296)
					At maturity	HICP excluding
						tobacco —
						At maturity
EUR	2,999,000	10,924	(39)	8/15/27	(1.42%) —	Eurostat Eurozone	10,885
					At maturity	HICP excluding
						tobacco —
						At maturity
EUR	2,999,000	30,224	(72)	8/15/37	1.71% —	Eurostat Eurozone	(30,296)
					At maturity	HICP excluding
						tobacco —
						At maturity
EUR	4,998,000	13,521	(64)	8/15/27	(1.4275%) —	Eurostat Eurozone	13,457
					At maturity	HICP excluding
						tobacco —
						At maturity

78 Master Intermediate Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	4,998,000	$45,757	$(121)	8/15/37	1.7138% —	Eurostat Eurozone	$(45,877)
					At maturity	HICP excluding
						tobacco —
						At maturity
EUR	3,999,000	4,211	(51)	9/15/27	(1.4475%) —	Eurostat Eurozone	4,160
					At maturity	HICP excluding
						tobacco —
						At maturity
EUR	3,999,000	20,338	(98)	9/15/37	1.735% —	Eurostat Eurozone	(20,435)
					At maturity	HICP excluding
						tobacco —
						At maturity
	$3,232,000	15,119	—	7/3/22	(1.9225%) —	USA Non Revised	15,119
					At maturity	Consumer Price
						Index-Urban
						(CPI-U) —
						At maturity
	3,232,000	15,594	—	7/3/27	2.085% —	USA Non Revised	(15,595)
					At maturity	Consumer Price
						Index-Urban
						(CPI-U) —
						At maturity
	3,719,000	23,519	—	7/5/22	(1.89%) —	USA Non Revised	23,519
					At maturity	Consumer Price
						Index-Urban
						(CPI-U) —
						At maturity
	3,719,000	31,031	—	7/5/27	2.05% —	USA Non Revised	(31,031)
					At maturity	Consumer Price
						Index-Urban
						(CPI-U) —
						At maturity
Total			$(445)				$(105,092)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$4,375	$64,000	$9,702	5/11/63	300 bp —	$(5,296)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,497	141,000	21,376	5/11/63	300 bp —	(12,808)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,409	282,000	42,751	5/11/63	300 bp —	(25,201)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,587	291,000	44,116	5/11/63	300 bp —	(27,383)
Index						Monthly

Master Intermediate Income Trust 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BBB–.6	BBB–/P	$29,486	$217,000	$32,897	5/11/63	300 bp —	$(3,302)
Index						Monthly
Credit Suisse International
CMBX NA BBB–.6	BBB–/P	36,978	292,000	44,267	5/11/63	300 bp —	(7,143)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,680	359,000	54,424	5/11/63	300 bp —	(12,565)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	51,002	445,000	67,462	5/11/63	300 bp —	(16,237)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	53,345	465,000	70,494	5/11/63	300 bp —	(16,916)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	82,454	780,000	118,248	5/11/63	300 bp —	(35,404)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	106,372	983,000	149,023	5/11/63	300 bp —	(42,159)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	599,291	5,605,000	849,718	5/11/63	300 bp —	(247,625)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	51,226	780,000	86,346	1/17/47	300 bp —	(34,730)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	623,842	8,440,000	934,308	1/17/47	300 bp —	(306,247)
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BBB–/P	6,758	78,000	11,825	5/11/63	300 bp —	(5,028)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,858	91,000	13,796	5/11/63	300 bp —	(5,892)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,871	115,000	17,434	5/11/63	300 bp —	(4,506)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,295	122,000	18,495	5/11/63	300 bp —	(8,139)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,733	123,000	18,647	5/11/63	300 bp —	(8,853)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,502	157,000	23,801	5/11/63	300 bp —	(220)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,496	166,000	25,166	5/11/63	300 bp —	(6,586)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,357	169,000	25,620	5/11/63	300 bp —	(7,179)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,286	169,000	25,620	5/11/63	300 bp —	(7,250)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,534	175,000	26,530	5/11/63	300 bp —	(5,908)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,274	181,000	27,440	5/11/63	300 bp —	(12,075)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,166	183,000	27,743	5/11/63	300 bp —	(12,485)
Index						Monthly

80 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$24,103	$216,000	$32,746	5/11/63	300 bp —	$(8,535)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,103	216,000	32,746	5/11/63	300 bp —	(8,535)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,095	226,000	34,262	5/11/63	300 bp —	(23,054)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,691	245,000	37,142	5/11/63	300 bp —	(20,329)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,211	271,000	41,084	5/11/63	300 bp —	(27,737)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,442	271,000	41,084	5/11/63	300 bp —	(27,506)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,449	277,000	41,993	5/11/63	300 bp —	(27,406)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,039	296,000	44,874	5/11/63	300 bp —	(8,687)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	33,021	305,000	46,238	5/11/63	300 bp —	(13,065)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	47,211	452,000	68,523	5/11/63	300 bp —	(21,086)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	62,391	569,000	86,260	5/11/63	300 bp —	(23,585)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,494	605,000	91,718	5/11/63	300 bp —	(19,921)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,741	605,000	91,718	5/11/63	300 bp —	(19,674)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,357	611,000	92,628	5/11/63	300 bp —	(24,965)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	37,011	765,000	115,974	5/11/63	300 bp —	(78,580)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	34,850	500,000	55,350	1/17/47	300 bp —	(20,250)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	51,111	600,000	66,420	1/17/47	300 bp —	(15,009)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	90,359	1,040,000	115,128	1/17/47	300 bp —	(24,249)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	112,277	1,519,000	168,153	1/17/47	300 bp —	(55,117)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,450	46,000	6,974	5/11/63	300 bp —	(501)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BBB–.6	BBB–/P	8,358	58,000	8,793	5/11/63	300 bp —	(405)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,862	69,000	10,460	5/11/63	300 bp —	(2,564)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,611	118,000	17,889	5/11/63	300 bp —	(3,219)
Index						Monthly

Master Intermediate Income Trust 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$14,055	$126,000	$19,102	5/11/63	300 bp —	$(4,983)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,625	141,000	21,376	5/11/63	300 bp —	(3,680)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,776	156,000	23,650	5/11/63	300 bp —	(796)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	19,054	174,000	26,378	5/11/63	300 bp —	(7,238)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,579	183,000	27,743	5/11/63	300 bp —	(12,072)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,925	190,000	28,804	5/11/63	300 bp —	(3,784)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	25,409	203,000	30,775	5/11/63	300 bp —	(5,264)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,466	211,000	31,988	5/11/63	300 bp —	(4,416)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,649	214,000	32,442	5/11/63	300 bp —	(4,686)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	26,741	240,000	36,384	5/11/63	300 bp —	(9,523)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,894	251,000	38,052	5/11/63	300 bp —	(10,032)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,798	289,000	43,812	5/11/63	300 bp —	(10,869)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,909	302,000	45,783	5/11/63	300 bp —	(8,723)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,909	302,000	45,783	5/11/63	300 bp —	(8,723)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	34,097	304,000	46,086	5/11/63	300 bp —	(11,837)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	33,500	305,000	46,238	5/11/63	300 bp —	(12,586)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	30,622	312,000	47,299	5/11/63	300 bp —	(16,521)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	44,125	313,000	47,451	5/11/63	300 bp —	(3,169)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,385	320,000	48,512	5/11/63	300 bp —	(11,967)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,852	350,000	53,060	5/11/63	300 bp —	(14,033)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,710	353,000	53,515	5/11/63	300 bp —	(9,629)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,500	366,000	55,486	5/11/63	300 bp —	106
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,549	395,000	59,882	5/11/63	300 bp —	(18,136)
Index						Monthly

82 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$46,308	$395,000	$59,882	5/11/63	300 bp —	$(13,376)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	49,635	420,000	63,672	5/11/63	300 bp —	(13,827)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	51,453	421,000	63,824	5/11/63	300 bp —	(12,160)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,426	422,000	63,975	5/11/63	300 bp —	(8,338)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	47,402	452,000	68,523	5/11/63	300 bp —	(20,895)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	50,405	458,000	69,433	5/11/63	300 bp —	(18,798)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	52,876	480,000	72,768	5/11/63	300 bp —	(19,652)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	70,597	671,000	101,724	5/11/63	300 bp —	(30,791)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	112,851	746,000	113,094	5/11/63	300 bp —	(243)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	84,214	763,000	115,671	5/11/63	300 bp —	(31,075)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	122,768	886,000	134,318	5/11/63	300 bp —	(11,107)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	210,957	2,013,000	305,171	5/11/63	300 bp —	(93,213)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	261,664	2,495,000	378,242	5/11/63	300 bp —	(115,331)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	485,375	4,053,000	614,435	5/11/63	300 bp —	(127,033)
Index						Monthly
Upfront premium received		5,184,971		Unrealized appreciation			106
Upfront premium (paid)		—		Unrealized depreciation			(2,059,622)
Total		$5,184,971		Total			$(2,059,516)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2017. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Master Intermediate Income Trust 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/17
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	paid	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(19,268)	$118,000	$23,034	1/17/47	(500 bp) —	$3,667
					Monthly
CMBX NA BB.7 Index	(18,533)	118,000	23,034	1/17/47	(500 bp) —	4,403
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(29,688)	1,682,000	408,558	5/11/63	(500 bp) —	377,468
					Monthly
CMBX NA BB.7 Index	(262,850)	1,598,000	311,930	1/17/47	(500 bp) —	47,748
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(101,276)	990,000	240,471	5/11/63	(500 bp) —	138,370
					Monthly
CMBX NA BB.7 Index	(32,233)	213,000	41,578	1/17/47	(500 bp) —	9,167
					Monthly
CMBX NA BB.6 Index	(8,913)	61,000	14,817	5/11/63	(500 bp) —	5,854
					Monthly
CMBX NA BB.7 Index	(75,236)	445,000	86,864	1/17/47	(500 bp) —	11,257
					Monthly
CMBX NA BB.7 Index	(38,667)	236,000	46,067	1/17/47	(500 bp) —	7,203
					Monthly
CMBX NA BB.7 Index	(25,381)	125,000	24,400	1/17/47	(500 bp) —	(1,085)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(53,936)	372,000	90,359	5/11/63	(500 bp) —	36,113
					Monthly
CMBX NA BB.6 Index	(38,525)	274,000	66,555	5/11/63	(500 bp) —	27,802
					Monthly
CMBX NA BB.6 Index	(37,251)	259,000	62,911	5/11/63	(500 bp) —	25,445
					Monthly
CMBX NA BB.6 Index	(15,954)	120,000	29,148	5/11/63	(500 bp) —	13,094
					Monthly
CMBX NA BB.7 Index	(89,046)	570,000	111,264	1/17/47	(500 bp) —	21,743
					Monthly
CMBX NA BB.7 Index	(63,627)	387,000	75,542	1/17/47	(500 bp) —	11,593
					Monthly
CMBX NA BB.7 Index	(59,921)	375,000	73,200	1/17/47	(500 bp) —	12,966
					Monthly
CMBX NA BB.7 Index	(52,295)	322,000	62,854	1/17/47	(500 bp) —	10,291
					Monthly
CMBX NA BB.7 Index	(37,255)	238,000	46,458	1/17/47	(500 bp) —	9,004
					Monthly
CMBX NA BB.7 Index	(18,533)	118,000	23,034	1/17/47	(500 bp) —	4,403
					Monthly
CMBX NA BB.7 Index	(14,429)	95,000	18,544	1/17/47	(500 bp) —	4,035
					Monthly
CMBX NA BBB–.7 Index	(102,143)	1,109,000	122,766	1/17/47	(300 bp) —	20,069
					Monthly

84 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/17 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	paid	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.7 Index	$(42,678)	$513,000	$56,789	1/17/47	(300 bp) —	$13,856
					Monthly
CMBX NA BBB–.7 Index	(34,928)	313,000	34,649	1/17/47	(300 bp) —	(436)
					Monthly
CMBX NA BBB–.7 Index	(18,115)	229,000	25,350	1/17/47	(300 bp) —	7,121
					Monthly
CMBX NA BBB–.7 Index	(8,285)	154,000	17,048	1/17/47	(300 bp) —	8,686
					Monthly
Upfront premium received	—		Unrealized appreciation			831,358
Upfront premium (paid)	(1,298,966)		Unrealized depreciation			(1,521)
Total	$(1,298,966)		Total			$829,837

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/17
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	paid	appreciation/
debt *	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29	$563,680	$7,566,000	$592,554	12/20/22	(500 bp) —	$(30,976)
Index					Quarterly
Total	$563,680					$(30,976)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Master Intermediate Income Trust 85

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$—	$—	$10,017
Energy	148,991	8,843	5,913
Transportation	—	4,879	—
Utilities and power	—	10,311	—
Total common stocks	148,991	24,033	15,930

Convertible bonds and notes	—	2,640,337	—
Convertible preferred stocks	—	13,456	—
Corporate bonds and notes	—	92,155,224	2
Foreign government and agency bonds and notes		25,009,031
Mortgage-backed securities	—	123,824,764	—
Purchased options outstanding	—	723,343	—
Purchased swap options outstanding	—	3,987,663	—
Senior loans	—	4,398,222	—
U.S. government and agency mortgage obligations	—	137,321,799	—
U.S. treasury obligations	—	114,584	—
Warrants	1,689	—	—
Short-term investments	12,027,286	13,711,852	—
Totals by level	$12,177,966	$403,924,308	$15,932

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$142,501	$—
Futures contracts	10,761	—	—
Written options outstanding	—	(982,431)	—
Written swap options outstanding	—	(4,110,218)	—
Forward premium swap option contracts	—	112,053	—
TBA sale commitments	—	(84,861,564)	—
Interest rate swap contracts	—	587,635	—
Total return swap contracts	—	(79,513)	—
Credit default contracts	—	(5,710,340)	—
Totals by level	$10,761	$(94,901,877)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

86 Master Intermediate Income Trust

Statement of assets and liabilities 9/30/17

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $403,505,640)	$404,510,920
Affiliated issuers (identified cost $11,607,286) (Notes 1 and 5)	11,607,286
Foreign currency (cost $2,728) (Note 1)	3,171
Dividends, interest and other receivables	3,650,083
Receivable for investments sold	5,694,059
Receivable for sales of delayed delivery securities (Note 1)	73,540,046
Receivable for variation margin on centrally cleared swap contracts (Note 1)	4,859,981
Unrealized appreciation on forward premium swap option contracts (Note 1)	595,947
Unrealized appreciation on forward currency contracts (Note 1)	1,447,231
Unrealized appreciation on OTC swap contracts (Note 1)	1,024,049
Premium paid on OTC swap contracts (Note 1)	1,298,966
Prepaid assets	13,041
Total assets	508,244,780

LIABILITIES
Payable to custodian	258,354
Payable for investments purchased	5,640,564
Payable for purchases of delayed delivery securities (Note 1)	126,796,666
Payable for compensation of Manager (Note 2)	507,416
Payable for custodian fees (Note 2)	37,972
Payable for investor servicing fees (Note 2)	22,341
Payable for Trustee compensation and expenses (Note 2)	178,188
Payable for administrative services (Note 2)	1,147
Payable for variation margin on futures contracts (Note 1)	3,922
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,981,638
Distributions payable to shareholders	1,397,240
Unrealized depreciation on OTC swap contracts (Note 1)	2,228,594
Premium received on OTC swap contracts (Note 1)	5,184,971
Unrealized depreciation on forward currency contracts (Note 1)	1,304,730
Unrealized depreciation on forward premium swap option contracts (Note 1)	483,894
Written options outstanding, at value (premiums $6,436,486) (Note 1)	5,092,649
TBA sale commitments, at value (proceeds receivable $85,024,414) (Note 1)	84,861,564
Collateral on certain derivative contracts, at value (Notes 1 and 9)	534,584
Other accrued expenses	184,119
Total liabilities	238,700,553

Net assets	$269,544,227

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$390,379,968
Undistributed net investment income (Note 1)	5,283,139
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(127,333,306)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,214,426
Total — Representing net assets applicable to capital shares outstanding	$269,544,227

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($269,544,227 divided by 53,551,623 shares)	$5.03

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 87

Statement of operations Year ended 9/30/17

INVESTMENT INCOME
Interest (including interest income of $70,808 from investments in affiliated issuers) (Note 5)	$16,683,652
Dividends	22,782
Total investment income	16,706,434

EXPENSES
Compensation of Manager (Note 2)	2,008,844
Investor servicing fees (Note 2)	134,190
Custodian fees (Note 2)	109,080
Trustee compensation and expenses (Note 2)	16,011
Administrative services (Note 2)	8,175
Auditing and tax fees	166,563
Other	203,155
Total expenses	2,646,018
Expense reduction (Note 2)	(690)
Net expenses	2,645,328

Net investment income	14,061,106

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(6,661,157)
Net realized gain on forward currency contracts (Note 1)	2,912,585
Net realized gain on foreign currency transactions (Note 1)	208
Net realized gain on swap contracts (Note 1)	5,618,059
Net realized loss on futures contracts (Note 1)	(120,951)
Net realized gain on written options (Note 1)	2,914,276
Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments
during the year	8,465,313
Net unrealized depreciation of forward currency contracts during the year	(662,892)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	8,443
Net unrealized depreciation of swap contracts during the year	(1,246,405)
Net unrealized appreciation of futures contracts during the year	144,338
Net unrealized appreciation of written options during the year	323,576
Net gain on investments	11,695,393

Net increase in net assets resulting from operations	$25,756,499

The accompanying notes are an integral part of these financial statements.

88 Master Intermediate Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/17	Year ended 9/30/16
Operations
Net investment income	$14,061,106	$15,350,484
Net realized gain (loss) on investments
and foreign currency transactions	4,663,020	(18,656,701)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	7,032,373	10,365,885
Net increase in net assets resulting from operations	25,756,499	7,059,668
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(16,732,970)	(16,980,534)
Decrease from capital share transactions (Note 4)	(2,713,320)	(4,916,584)
Total increase (decrease) in net assets	6,310,209	(14,837,450)

NET ASSETS
Beginning of year	263,234,018	278,071,468
End of year (including undistributed net investment
income of $5,283,139 and $2,511,918, respectively)	$269,544,227	$263,234,018

NUMBER OF FUND SHARES
Shares outstanding at beginning of year	54,159,566	55,281,859
Shares repurchased (Note 4)	(607,943)	(1,122,293)
Shares outstanding at end of year	53,551,623	54,159,566

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 89

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended
	9/30/17	9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$4.86	$5.03	$5.65	$5.50	$5.42
Investment operations:
Net investment income[a]	.26	.28	.25	.29	.30
Net realized and unrealized
gain (loss) on investments	.21	(.15)	(.58)	.12	.06
Total from investment operations	.47	.13	(.33)	.41	.36
Less distributions:
From net investment income	(.31)	(.31)	(.31)	(.31)	(.31)
From return of capital	—	—	—	—	—
Total distributions	(.31)	(.31)	(.31)	(.31)	(.31)
Increase from shares repurchased	.01	.01	.02	.05	.03
Net asset value, end of period	$5.03	$4.86	$5.03	$5.65	$5.50
Market value, end of period	$4.73	$4.42	$4.51	$5.03	$4.88
Total return at market value (%)[b]	14.32	5.08	(4.37)	9.56	0.15

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$269,544	$263,234	$278,071	$326,567	$345,144
Ratio of expenses to average
net assets (%)[c]	.99	1.00	.96	.99	.94
Ratio of net investment income
to average net assets (%)	5.24	5.82	4.58	5.21	5.31
Portfolio turnover (%)[e]	976[d]	823[d]	724[d]	389[d]	244[e]

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sales commitments.

e Portfolio turnover excludes TBA purchase and sales commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	642%

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 90

Notes to financial statements 9/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through September 30, 2017.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The goal of the fund is to seek with equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various

Master Intermediate Income Trust 91

relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting

92 Master Intermediate Income Trust

from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Master Intermediate Income Trust 93

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation, and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, and for gaining exposure to specific sectors.

94 Master Intermediate Income Trust

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Master Intermediate Income Trust 95

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,647,980 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $5,428,882 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2017, the fund had a capital loss carryover of $119,700,732 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

96 Master Intermediate Income Trust

Loss carryover
Short-term	Long-term	Total	Expiration
$40,325,734	$34,155,404	$74,481,138	*
45,219,594	N/A	45,219,594	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from the expiration of a capital loss carryover, from dividends payable, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $5,443,085 to increase undistributed net investment income, $28,970,320 to decrease paid-in capital and $23,527,235 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,917,065
Unrealized depreciation	(19,269,283)
Net unrealized depreciation	(6,352,218)
Undistributed ordinary income	6,664,169
Capital loss carryforward	(119,700,732)
Cost for federal income tax purposes	$327,556,306

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.750%	of the first $500 million of average	0.480%	of the next $5 billion of average
	net assets,		net assets,
0.650%	of the next $500 million of average	0.470%	of the next $5 billion of average
	net assets,		net assets,
0.600%	of the next $500 million of average	0.460%	of the next $5 billion of average
	net assets,		net assets,
0.550%	of the next $5 billion of average	0.450%	of the next $5 billion of average
	net assets,		net assets,
0.525%	of the next $5 billion of average	0.440%	of the next $5 billion of average
	net assets,		net assets,
0.505%	of the next $5 billion of average	0.430%	of the next $8.5 billion of average net
	net assets,		assets and
0.490%	of the next $5 billion of average	0.420%	of any excess thereafter.
	net assets,

Master Intermediate Income Trust 97

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.750% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $690 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $200, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,986,511,604	$3,017,925,229
U.S. government securities (Long-term)	—	—
Total	$2,986,511,604	$3,017,925,229

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

98 Master Intermediate Income Trust

Note 4: Shares repurchased

In September 2017, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2018 (based on shares outstanding as of October 9, 2017). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2017 (based on shares outstanding as of October 7, 2016). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 607,943 common shares for an aggregate purchase price of $2,713,320, which reflects a weighted-average discount from net asset value per share of 9.57%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 1,122,293 common shares for an aggregate purchase price of $4,916,584, which reflected a weighted-average discount from net asset value per share of 9.25%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,441 shares of the fund (0.003% of the fund’s shares outstanding), valued at $7,248 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/16	cost	proceeds	income	of 9/30/17
Short-term investments
Putnam Short Term
Investment Fund*	$9,455,363	$100,989,428	$98,837,505	$70,808	$11,607,286
Total Short-term
investments	$9,455,363	$100,989,428	$98,837,505	$70,808	$11,607,286

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Master Intermediate Income Trust 99

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$116,400,000
Purchased currency options (contract amount)	$14,900,000
Purchased swap option contracts (contract amount)	$1,201,700,000
Written TBA commitment option contracts (contract amount) (Note 3)	$156,800,000
Written currency options (contract amount) (Note 3)	$14,800,000
Written swap option contracts (contract amount) (Note 3)	$818,600,000
Futures contracts (number of contracts)	20
Forward currency contracts (contract amount)	$252,700,000
OTC interest rate swap contracts (notional)	$2,900,000
Centrally cleared interest rate swap contracts (notional)	$596,500,000
OTC total return swap contracts (notional)	$63,000,000
Centrally cleared total return swap contracts (notional)	$14,100,000
OTC credit default contracts (notional)	$50,800,000
Centrally cleared credit default contracts (notional)	$8,700,000
Warrants (number of warrants)	3,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$2,128,803	Unrealized depreciation	$7,839,143*
Foreign exchange
contracts	Investments, Receivables	1,464,528	Payables	1,309,500
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	1,689	Unrealized depreciation	—
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	7,060,449*	Unrealized depreciation	6,823,683*
Total		$10,655,469		$15,972,326

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

100 Master Intermediate Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(72,629)	$(72,629)
Foreign exchange
contracts	—	628,218	—	2,912,585	—	3,540,803
Equity contracts	2,516	—	—	—	—	2,516
Interest rate
contracts	—	(2,283,238)	(120,951)	—	5,690,688	3,286,499
Total	$2,516	$(1,655,020)	$(120,951)	$2,912,585	$5,618,059	$6,757,189

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(1,364,015)	$(1,364,015)
Foreign exchange
contracts	—	(60,315)	—	(662,892)	—	(723,207)
Equity contracts	(5,060)	—	—	—	—	(5,060)
Interest rate
contracts	—	(100,878)	144,338	—	117,610	161,070
Total	$(5,060)	$(161,193)	$144,338	$(662,892)	$(1,246,405)	$(1,931,212)

Master Intermediate Income Trust 101

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			Barclays				Credit Suisse
			Capital, Inc.		Citigroup		International		Goldman	HSBC Bank	JPMorgan		Merrill Lynch,	Royal Bank of	State Street
	Bank of	Barclays Bank	(clearing		Global	Credit Suisse	(clearing	Deutsche	Sachs	USA, National	Chase Bank	JPMorgan	Pierce, Fenner	Scotland PLC	Bank and		WestPac
	America N.A.	PLC	broker)	Citibank, N.A.	Markets, Inc.	International	broker)	BankAG	International	Association	N.A.	Securities LLC	& Smith, Inc.	(The)	Trust Co.	UBS AG	Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$4,758,393	$—	$—	$—	$18,613	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,777,006
OTC Total return swap contracts*#	—	9,869	—	556	—	44,364	—	—	84,861	—	41,786	11,149	—	—	—	—	—	192,585
Centrally cleared total return
swap contracts§	—	—	82,975	—	—	—	—	—	—	—	—	—	—	—	—	—	—	82,975
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	45,871	717,754	—	—	452,472	—	—	912,706	—	—	—	—	—	2,128,803
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	150,858	67,299	—	127,625	—	82,989	—	—	148,359	161,160	139,428	—	—	230,739	88,586	142,782	107,406	1,447,231
Forward premium swap option contracts#	295,200	222	—	70,077	—	—	—	—	28,278	—	202,170	—	—	—	—	—	—	595,947
Purchased swap options**#	567,974	—	—	715,392	—	1,009,461	—	—	718,644	—	976,192	—	—	—	—	—	—	3,987,663
Purchased options**#	17,297	—	—	—	—	—	—	—	—	—	706,046	—	—	—	—	—	—	723,343
Total Assets	$1,031,329	$77,390	$4,841,368	$913,650	$45,871	$1,854,568	$18,613	$—	$1,432,614	$161,160	$2,065,622	$923,855	$—	$230,739	$88,586	$142,782	$107,406	$13,935,553
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	3,932,938	—	—	—	12,695	—	—	—	—	—	—	—	—	—	—	3,945,633
OTC Total return swap contracts*#	—	55,113	—	—	—	15,714	—	1,865	35,117	—	4,570	55,072	—	—	—	—	—	167,451
Centrally cleared total return
swap contracts§	—	—	36,005	—	—	—	—	—	—	—	—	—	—	—	—	—	—	36,005
OTC Credit default contracts —
protection sold*#	117,556	—	—	—	32,788	2,365,216	—	—	1,567,448	—	—	3,161,479	—	—	—	—	—	7,244,487
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	3,922	—	—	—	—	3,922
Forward currency contracts#	102,646	51,148	—	179,504	—	14,541	—	—	271,536	47,647	141,230	—	—	93,252	143,301	234,420	25,505	1,304,730
Forward premium swap option contracts#	207,029	72,604	—	21,264	—	—	—	—	53,314	—	129,683	—	—	—	—	—	—	483,894
Written swap options#	$514,971	$—	$—	$797,557	$—	$1,007,609	$—	$—	$676,172	$—	$1,113,909	$—	$—	$—	$—	$—	$—	$4,110,218
Written options#	4,770	—	—	—	—	—	—	—	—	—	977,661	—	—	—	—	—	—	982,431
Total Liabilities	$946,972	$178,865	$3,968,943	$998,325	$32,788	$3,403,080	$12,695	$1,865	$2,603,587	$47,647	$2,367,053	$3,216,551	$3,922	$93,252	$143,301	$234,420	$25,505	$18,278,771

102 Master Intermediate Income Trust	Master Intermediate Income Trust 103

			Barclays				Credit Suisse
			Capital, Inc.		Citigroup		International		Goldman	HSBC Bank	JPMorgan		Merrill Lynch,	Royal Bank of	State Street
	Bank of	Barclays Bank	(clearing		Global	Credit Suisse	(clearing	Deutsche	Sachs	USA, National	Chase Bank	JPMorgan	Pierce, Fenner	Scotland PLC	Bank and		WestPac
	America N.A.	PLC	broker)	Citibank, N.A.	Markets, Inc.	International	broker)	BankAG	International	Association	N.A.	Securities LLC	& Smith, Inc.	(The)	Trust Co.	UBS AG	Banking Corp.	Total
Total Financial and Derivative
Net Assets	$84,357	$(101,475)	$872,425	$(84,675)	$13,083	$(1,548,512)	$5,918	$(1,865)	$(1,170,973)	$113,513	$(301,431) $(2,292,696)		$(3,922)	$137,487	$(54,715)	$(91,638)	$81,901	$(4,343,218)
Total collateral received (pledged)†##	$84,357	$(101,475)	$—	$—	$—	$(1,548,512)	$—	$—	$(1,170,973)	$113,513	$(204,611)	$(2,166,325)	$—	$137,487	$—	$(91,638)	$—
Net amount	$—	$—	$872,425	$(84,675)	$13,083	$—	$5,918	$(1,865)	$—	$—	$(96,820)	$(126,371)	$(3,922)	$—	$(54,715)	$—	$81,901
Controlled collateral received (including
TBA commitments)**	$190,000	$—	$—	$—	$—	$—	$—	$—	$—	$114,584	$—	$—	$—	$230,000	$—	$—	$—	$534,584
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$(112,709)	$—	$—	$—	$(1,641,993)	$—	$—	$(1,172,493)	$—	$(204,611)	$(2,166,325)	$—	$—	$—	$(130,751)	$—	$(5,428,882)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $51,884 and $7,745,669, respectively.

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,303,670 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Shareholder meeting results (Unaudited)

April 28, 2017 annual meeting

At the meeting, a proposal to fix the number of Trustees at 12 was approved as follows:

Votes for	Votes against	Abstentions
44,971,302	1,444,069	918,214

At the meeting, each of the nominees for Trustee was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	45,305,030	2,028,559
Ravi Akhoury	45,252,475	2,081,113
Barbara M. Baumann	45,437,938	1,895,650
Jameson A. Baxter	46,172,434	1,161,154
Katinka Domotorffy	45,434,091	1,899,497
Catharine Bond Hill	45,427,436	1,906,151
Paul L. Joskow	45,378,003	1,955,584
Kenneth R. Leibler	45,429,051	1,904,537
Robert E. Patterson	45,397,426	1,936,162
George Putnam, III	46,170,126	1,163,462
Robert L. Reynolds	45,443,931	1,889,657
Manoj P. Singh	45,265,860	2,067,729

All tabulations are rounded to the nearest whole number.

104 Master Intermediate Income Trust	Master Intermediate Income Trust 105

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

106 Master Intermediate Income Trust

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Master Intermediate Income Trust 107

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

108 Master Intermediate Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered Public	Robert T. Burns
Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Putnam Investments

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN713 308146 11/17

Item 2. Code of Ethics:

(a) The Fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2017	$153,874	$ —	$7,188	$ —
September 30, 2016	$147,248	$ —	$7,000	$ —

For the fiscal years ended September 30, 2017 and September 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,188 and $7,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2017	$ —	$ —	$ —	$ —
September 30, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Distributions Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Committee of the fund's Board of Trustees is composed of the following persons:

Ravi Akhoury

Robert E. Patterson

Barbara M. Baumann

Katinka Domotorffy

Manoj P. Singh

(b) Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items under the funds' “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds' proxies. It is the funds' policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds' have requested that their securities lending agent recall each domestic issuer's voting securities that are on loan, in advance of the record date for the issuer's shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company's performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

•	who serves as an executive officer of any company while serving on more than two public company boards (votes withheld only at the nominee's outside boards), or

•	who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than five unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a company and on the boards of more than two unaffiliated public companies (votes withheld at outside boards only). The funds may also withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds' Trustees, are excessive by reasonable corporate standards relative to the company's record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders' lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company's executive compensation program (i.e., “say on pay” proposals in which the company's board proposes that shareholders indicate their support for the company's compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds' proxy voting service, for the correlation of the company's executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the amount per employee under the plan is unlimited, or

the plan's performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds' proxy voting service, for the correlation of the company's executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management's interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws — notably Delaware — provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company's net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company's name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm's independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Voting Director's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund's proxy voting service may identify circumstances that call into question an audit firm's independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman's position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company's charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals to amend a company's charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company's outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company's ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant's clients on which any of the company's executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors — and in particular their independent directors — accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman's position be filled by someone other than the company's chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company's corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company's board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders' interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds' Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management's interests with shareholders' interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive's previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company's obligations with respect to gross-up payments are limited in a reasonable manner.

The funds' Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds' Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company's overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds' Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company's ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers — i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

•	the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission's guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds' proxy voting service).

►	The funds will withhold votes for the election of a former member of the company's managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system – a managerial board composed of the company's executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund's proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds' belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are outside directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

►	The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds' standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom's Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company's articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom's Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds' independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds' independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds' independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds' independence standards, and against proposals to change the size of a board if the board does not meet the funds' independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company's remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors' fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds' proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors' fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors' fees paid by the company's peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company's long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds' standard dilution test.

France

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company's outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company's outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds' proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

China

►	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company's outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►	The funds will vote for proposals to amend a company's charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►	The funds will vote for proposals to approve a company's related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board's governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company's accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company's voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds' proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►	The funds will vote in accordance with the recommendation of the company's board of directors on shareholder countermotions added to a company's meeting agenda, unless the countermotion is directly addressed by one of the funds' other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds' intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company's procedural rules.

Commentary: Since procedural rules, which address such matters as a company's policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 27, 2017

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds' Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodian(s) to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds' proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management's investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund's proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company's shareholders in advance of the company's shareholder meeting, typically to explain and to provide the company's perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management's investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management's investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management's investment professionals (and the related Conflicts Report) in determining how to vote the funds' proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund's portfolio as of the filing date of this report.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
William Kohli	16*	$6,953,200,000	18**	$3,460,900,000	13***	$9,204,500,000
Michael Salm	25*	$18,584,000,000	29 **	$5,171,600,000	21***	$5,421,100,000
Michael Atkin	5	$4,665,300,000	7	$2,034,100,000	8***	$2,267,500,000
Paul Scanlon	25*	$11,661,000,000	31**	$5,988,200,000	25	$14,597,000,000
Brett Kozlowski	18****	$7,922,300,000	15	$1,827,000,000	13	$3,225,600,000
Rob Davis	14****	$5,180,000,000	14	$2,013,700,000	10***	$1,927,700,000

*	4 accounts, with total assets of $1,113,600,000 pay an advisory fee based on account performance.

**	1 account, with total assets of $89,400,000 pay an advisory fee based on account performance.

***	1 account, with total assets of $484,800,000 pay an advisory fee based on account performance.

****	2 accounts, with total assets of $447,100,000 pay an advisory fee based on account performance.

(a)(2) Other Accounts Managed by the Fund's Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Managers managed as of the fund's most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years

D. William Kohli	2002	Putnam Management 1994 — Present	Chief Investment Officer, Fixed Income, Previously, Head, Fixed Income
Michael Atkin	2007	Putnam Management 1997 — Present	Portfolio Manager
Robert Davis	2017	Putnam Management 1999 — Present	Portfolio Manager Previously, Analyst
Brett Kozlowski	2017	Putnam Management 2008 — Present	Portfolio Manager
Michael Salm	2011	Putnam Management 1997 — Present	Co-Head Fixed Income,
Paul Scanlon	2005	Putnam Management 1999 — Present	Co-Head Fixed Income,

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund's Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund's Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund's Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund's Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam's goal for our products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund

	Year	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over

Bill Kohli	2017	*
	2016	*
Michael Atkin	2017	*
	2016	*
Robert Davis	2017	*
	2016	*
Brett Kozlowski	2017	*
	2016	*
Michael Salm	2017	*
	2016	*
Paul Scanlon	2017	*
	2016	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 — October 7, 2016	—	—	—	4,405,893
October 8 — October 31, 2016	151,599	$4.43	151,599	5,264,358
November 1 — November 30, 2016	258,789	$4.42	258,789	5,005,569
December 1 — December 31, 2016	180,735	$4.53	180,735	4,824,834
January 1 — January 31, 2017	16,820	$4.61	16,820	4,808,014
February 1 — February 28, 2017	—	—	—	4,808,014
March 1 — March 31, 2017	—	—	—	4,808,014
April 1 — April 30, 2017	—	—	—	4,808,014
May 1 — May 31, 2017	—	—	—	4,808,014
June 1 — June 30, 2017	—	—	—	4,808,014
July 1 — July 31, 2017	—	—	—	4,808,014
August 1 — August 31, 2017	—	—	—	4,808,014
September 1 — September 30, 2017	—	—	—	4,808,014

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2016, which was in effect between October 8, 2016 and October 7, 2017, allowed the fund to repurchase up to 5,415,957 of its shares. The program renewed by the Board in September 2017, which is in effect between October 10, 2017 and October 9, 2018, allows the fund to repurchase up to 5,355,162 of its shares.

**	Information prior to October 7, 2016 is based on the total number of shares eligible for repurchase under the program, as amended through September 2015. Information from October 8, 2016 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2016.

In September 2017, the Trustees approved the renewal of the repurchase program of the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2018 (based on shares outstanding as of October 9, 2017).

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2017